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                                 July 29, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                            SMITH BARNEY MUNI FUNDS
                               125 Broad Street
                              New York, NY 10004
                                (800) 451-2010

   This Statement of Additional Information (the "SAI") is not a prospectus and is meant to be read in conjunction with each prospectus of the Smith Barney Muni Funds (the "Trust") dated July 29, 2003, each as amended or supplemented from time to time, and is incorporated by reference in its entirety into each prospectus. Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. Each fund's prospectus may be obtained free of charge by contacting a Smith Barney Financial Consultant, a PFS Investments Inc. ("PFSI") Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent") or by writing or calling Citigroup Global Markets Inc. ("CGM") at the address or telephone number set forth above. Shares of Smith Barney Muni Funds are offered currently with a choice of nine portfolios: the National Portfolio, the Limited Term Portfolio, the Florida Portfolio, the Georgia Portfolio, the New York Portfolio, the Pennsylvania Portfolio, the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio (collectively referred to as "funds" and individually as a "fund").

                               TABLE OF CONTENTS

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Investment Objective and Management Policies............................................................   2
Trustees and Executive Officers of the Trust............................................................  14
Distribution............................................................................................  21
Purchase of Shares......................................................................................  25
PFS Accounts............................................................................................  30
Redemption of Shares....................................................................................  31
Valuation of Shares.....................................................................................  32
Exchange Privilege......................................................................................  34
Performance Data........................................................................................  36
The Funds...............................................................................................  43
Voting Rights...........................................................................................  44
Taxes...................................................................................................  45
Additional Information..................................................................................  50
Financial Statements....................................................................................  51
Other Information.......................................................................................  52

Appendix A--Ratings Definitions                                                                          A-1
Appendix B--Special Considerations Relating to California Municipal Obligations......................... B-1
Appendix C--Special Considerations Relating to Florida Municipal Obligations............................ C-1
Appendix D--Special Considerations Relating to Georgia Municipal Obligations............................ D-1
Appendix E--Special Considerations Relating to New York Municipal Obligations........................... E-1
Appendix F--Special Considerations Relating to Pennsylvania Municipal Obligations....................... F-1
Appendix G--Special Considerations Relating to Massachusetts Municipal Obligations...................... G-1
Appendix H--Special Considerations Relating to Municipal Obligations of the U.S. Virgin Islands and Guam H-1
Appendix I--Special Considerations Relating to Municipal Obligations of Puerto Rico..................... I-1
Appendix J--Proxy Voting Guidelines & Procedures Summary................................................ J-1
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                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   Each prospectus discusses a specific fund's investment objective and policies. The following discussion supplements the description of each fund's investment policies in its prospectus. Smith Barney Fund Management LLC ("SBFM" or the "Manager") serves as investment manager and administrator to each fund.

   National Portfolio. The National Portfolio seeks as high a level of income exempt from regular federal income taxes as is consistent with prudent investing. The National Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and the fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the federal alternative minimum tax ("AMT")). The fund may also invest up to 20% of its assets in taxable fixed income securities issued or guaranteed by the full faith and credit of the United States.

   Limited Term Portfolio seeks as high a level of income exempt from regular federal income taxes as is consistent with prudent investing. The Limited Term Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets--and the fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes)--in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT). The fund normally invests in securities that have remaining maturities of 20 years or less and maintains an average effective maturity of between three and 10 years. The fund may invest up to 20% of its assets in taxable fixed income securities issued or guaranteed by the full faith and credit of the United States.

   Florida Portfolio seeks to pay its shareholders as high a level of income exempt from regular federal income taxes as is consistent with prudent investing, and generally selects investments that will enable its shares to be exempt from the Florida intangibles tax. The Florida Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from the Florida intangibles tax in the opinion of bond counsel for the various issuers. The fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

   Georgia Portfolio seeks to provide as high a level of income exempt from regular federal income taxes and from Georgia personal income taxes as is consistent with prudent investing. The Georgia Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from personal income taxes of the state of Georgia in the opinion of bond counsel for the various issuers. The fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

   New York Portfolio seeks to provide as high a level of income exempt from regular federal income taxes and from New York State and New York City personal income taxes as is consistent with prudent investing. The New York Portfolio has a fundamental policy that, under normal market conditions, the fund will seek to invest 100% of its assets and invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from personal income taxes of New York State and New York City in the opinion of bond counsel for the various issuers. The fund may invest up to 20% of its total assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

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   Pennsylvania Portfolio seeks to pay its shareholders as high a level of income exempt from both regular federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing. The Pennsylvania Portfolio has a fundamental policy that, under normal market conditions, the fund will seek to invest 100% of its assets and invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from personal income taxes of the Commonwealth of Pennsylvania in the opinion of bond counsel for the various issuers. The fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

   California Money Market Portfolio seeks to provide income exempt from regular federal income taxes and from California personal income taxes from a fund of high quality short-term municipal obligations selected for liquidity and stability. The California Money Market Portfolio has a fundamental policy that, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) will be invested in securities that produce income that is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from personal income taxes of the state of California in the opinion of bond counsel for the various issuers.

   New York Money Market Portfolio seeks to provide its shareholders with income exempt from both regular federal income taxes and New York State and New York City personal income taxes from a fund of high quality short-term New York municipal obligations selected for liquidity and stability. The New York Money Market Portfolio has a fundamental policy that, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) will be invested in securities that produce income that is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from personal income taxes of New York State and New York City in the opinion of bond counsel for the various issuers.

   Massachusetts Money Market Portfolio seeks to provide income exempt from regular federal income taxes and from Massachusetts personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability. The Massachusetts Money Market Portfolio has a fundamental policy that, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) will be invested in securities that produce income that is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from personal income taxes of the Commonwealth of Massachusetts in the opinion of bond counsel for the various issuers.

Investments and Investment Policies

   Municipal Obligations. In general, municipal obligations are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest on which is exempt from regular federal income taxes in the opinion of bond counsel to the issuer. Municipal obligations are issued to obtain funds for various public purposes, many of which may enhance the quality of life, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal obligations" includes certain types of industrial development bonds ("IDBs") issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal.

   The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular

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facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Currently, the majority of each fund's municipal obligations are revenue bonds.

   For purposes of diversification and concentration under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an IDB or a pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Similar criteria apply for purposes of the diversification requirements relating to the funds qualification as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

   The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Nationally Recognized Statistical Ratings Organizations ("NRSROs"), such as Moody's Investors Service, Inc. ("Moody's") and the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") represent their opinions as to the quality of the municipal obligations that they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

   Each fund may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher dealer discounts or other selling expenses than does the sale of securities that are not subject to restrictions on resale. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

   Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the manager believes to be a temporary disparity in the normal yield relationship between the two securities. The funds believe that, in general, the secondary market for tax-exempt securities in each of the funds' portfolios may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

   Municipal obligations also are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

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   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the funds and the value of a fund's investments would be affected. The fund's Board of Trustees would then reevaluate the fund's investment objective and policies.

   Ratings. Municipal bonds purchased for the funds (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) must, at the time of purchase, be investment-grade municipal bonds, and at least two-thirds of a fund's municipal bonds must be rated within the three highest ratings categories by a NRSRO. Investment-grade bonds are rated within the four highest categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P or, if unrated, determined to be of comparable quality by the manager; pre-refunded bonds escrowed by U.S. Treasury obligations are considered AAA/Aaa rated (the highest rating) even though the issuer does not obtain a new rating. Up to one-third of assets of a fund may be invested in municipal bonds rated in the fourth highest category (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered by Moody's to be of medium quality and have speculative characteristics) or in unrated municipal bonds if, based upon credit analysis by the manager, it is believed that such securities are at least of comparable quality to those securities in which the fund may invest. In determining the suitability of an investment in an unrated municipal bond, the manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After a fund purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the fund but the manager will consider such an event in determining whether the fund should continue to hold the security.

   Each fund's short-term municipal obligations (except those of California Money Market, New York Money Market and Massachusetts Money Market Portfolios) will be limited to high-grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG 1 or MIG 2, VMIG 1 or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-1+, SP-1, SP-2, or A-1 or AA or better by S&P or have a rating within comparable categories by any other NRSRO, or obligations that are unrated but determined by the manager to be comparable).

   Short-Term Instruments. Among the types of short-term instruments in which each fund may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). Each fund may purchase participation interests in variable-rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager has determined meets the prescribed quality standards for the fund. Participation interests will be purchased only if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

   Investments in participation interests in variable-rate tax-exempt securities (such as IDBs) purchased from banks give the purchaser an undivided interest in the tax-exempt security in the proportion that the fund participation interest bears to the total principal amount of the tax-exempt security with a demand repurchase feature. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager, under the supervision of the Trustees, has determined meets the prescribed quality standards for the fund. A fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand on

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seven days' notice or less, for all or any part of the fund's participation interest in the tax-exempt security, plus accrued interest. Each fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment fund. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax- exempt securities over the negotiated yield at which the instruments were purchased by a fund. The manager will monitor the pricing, quality and liquidity of the variable-rate demand instruments held by each fund, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the manager may subscribe.

   Limited Term Portfolio. The Limited Term Portfolio tries to reduce the volatility of its share prices by seeking to maintain an average effective portfolio maturity of between 3 and 10 years. It measures the "average" maturity of all of its securities on a "dollar-weighted" basis, meaning that larger securities holdings have a greater effect on overall portfolio maturity than smaller holdings.

   The "effective" maturity of a security is not always the same as the stated maturity date. A number of factors may cause the "effective" maturity to be shorter than the stated maturity. For example, a bond's effective maturity might be deemed to be shorter (for pricing and trading purposes) than its stated maturity if its coupon interest rate or rate of accretion of discount is higher than current market interest rates or when the bond is callable (i.e., the issuer can pay off the bond prior to its stated maturity), in addition to other factors such as mandatory put provisions and scheduled sinking fund payments. When interest rates change, securities that have an effective maturity that is shorter than their stated maturity tend to behave like securities having those shorter maturity dates.

   Money Market Instruments. The California Money Market Portfolio, New York Money Market Portfolio and Massachusetts Money Market Portfolio each operate as a money market fund and utilize certain investment policies so that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example, none of these funds will purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 397 days, or maintain a dollar-weighted average fund maturity in excess of 90 days.

   The California Money Market, New York Money Market and Massachusetts Money Market Portfolios' investments are limited to United States dollar-denominated instruments that, at the time of acquisition (including any related credit enhancement features, have received a rating in one of the two highest categories for short-term debt obligations from the "Requisite NRSROs," securities of issuers that have received such a rating with respect to other comparable securities, and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such rating at the time that the fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission ("SEC") are S&P, Moody's, Fitch Inc. ("Fitch") and Dominion Bond Rating Service Ltd.

   The California Money Market, New York Money Market and Massachusetts Money Market Portfolios may each invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the fund holds an interest in one or more underlying bonds, coupled with a conditional right to sell ("put") the fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a derivative product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender Option Bonds," which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products," in which the trust or partnership swaps the

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payments due on an underlying bond with a swap counterpart, who agrees to pay a floating municipal money market interest rate; and (3) "Partnerships," which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

   Investments in derivative products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a fund. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the fund receives an opinion of legal counsel to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to take a contrary position, there is a risk that the interest paid on such derivative products would be deemed taxable.

   The funds intend to limit the risk of derivative products by purchasing only those derivative products that are consistent with the funds' investment objective and policies. The funds will not use such instruments to leverage their portfolios. Hence, derivative products' contributions to the overall market risk characteristics of a fund will not materially alter its risk profile and will be fully representative of the fund's maturity guidelines.

   Stand-By Commitments. The California Money Market, New York Money Market and Massachusetts Money Market Portfolios may acquire "stand-by commitments" with respect to municipal obligations held in their portfolios. Under a stand-by commitment a dealer agrees to purchase, at the fund's option, specified municipal obligations at a specified price. The funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the opinion of the manager, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the manager will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. Because a fund invests in securities backed by banks and other financial institutions a change in the credit quality of these institutions could cause losses to the fund and affect its share price. The funds will acquire stand-by commitments solely to facilitate fund liquidity and do not intend to exercise their rights thereunder for trading purposes.

   Other Factors to be Considered. The California Money Market, New York Money Market and Massachusetts Money Market Portfolios anticipate being as fully invested as practicable in tax-exempt securities. The funds may invest in taxable investments due to market conditions or pending investment of proceeds from sales of shares or proceeds from the sale of fund securities or in anticipation of redemptions. However, the funds generally expect to invest the proceeds received from the sale of shares in municipal obligations as soon as reasonably possible, which is generally within one day. At no time will more than 20% of the funds' net assets be invested in taxable investments, except when the manager has determined that market conditions warrant a fund's adopting a temporary defensive investment posture. To the extent a fund's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve a fund's investment objective.

   Municipal Bond Index Futures Contracts. The funds (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) may each invest in municipal bond futures contracts (currently traded on the Chicago Board of Trade). Municipal bond futures contracts are listed contracts based on U.S. government securities and are used by each fund as a hedging policy in pursuit of its investment objective, provided that immediately thereafter not more than 33 1/3% of the fund's net assets would be hedged or the amount of margin deposits on the fund's existing futures contracts would exceed 5% of the value of its total assets. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 250 tax-exempt, long-term municipal bonds with an original issue

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size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by the fund, as the holder of long-term municipal securities, is to protect a fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

   There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a fund is subject to the manager's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques, which may be different from those involved in the management of a long-term municipal bond fund. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the municipal obligations that are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

   Although the funds intend to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the fund being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of municipal obligations will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

   If a fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the municipal bonds held in its portfolio and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the municipal bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices, which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

   When a fund purchases municipal bond index futures contracts, an amount of cash and/or U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the fund's custodian or are designated on the fund's records to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of a fund to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code applicable to a regulated investment company. See "Taxes."

   Interest Rate Futures Contracts. A fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") certificates and three-month Treasury bills.

   Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. government securities and SBFM anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund's securities declined, the value of the fund's interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if SBFM expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

   Municipal Leases. Each fund (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) may invest without limit in "municipal leases," which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of a fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and
(g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

   Private Activity Bonds. Each fund may invest without limits in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a fund's dividends are derived from interest on those bonds. Dividends derived from interest income on tax-exempt municipal obligations are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

   Zero Coupon or Deferred Interest Securities. Each fund (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) may invest in zero coupon or deferred interest bonds. Zero coupon or deferred interest securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or to a specified cash payment date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or the cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon or deferred interest securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality that pay interest periodically. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon or deferred interest bonds. Such zero coupon or deferred interest bonds carry an additional risk if that, unlike bonds which pay interest throughout the period prior to maturity, a fund will not receive cash payments until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

   Federal income tax laws require the holder of a zero coupon or deferred interest security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute income accrued, but not actually received, with respect to zero coupon or deferred interest securities. The Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy these distribution requirements.

   When-Issued Securities. Each fund may purchase municipal bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a fund will purchase municipal bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

   Municipal bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, municipal bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of a fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet its obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes or individual state personal income tax.

   When a fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   Short-Term Trading. Fund transactions will be undertaken principally to accomplish each fund's objective in relation to anticipated movements in the general level of interest rates, but each fund may also engage in short-term trading consistent with its objective.

   Short-Term Borrowing. Each fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions.

   Diversified Status. The Florida Portfolio, Georgia Portfolio, New York Portfolio and Pennsylvania Portfolio and the Massachusetts Money Market, New York Money Market and California Money Market Portfolios are each registered as a non-diversified investment company under the 1940 Act, which means that the fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the California, New York and Massachusetts Money Market Portfolios intend to comply with the diversification requirements under Rule 2a-7 of the 1940 Act which limit a fund's ability to invest in the obligations of a single issuer. Each fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve each fund of any liability for federal income tax and California and New York state franchise tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund's assumption of large positions in the obligations of a small number of issuers may cause a fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

   Illiquid Securities. Each fund (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) will not invest more than 15% of the value of its net assets in illiquid securities, including those for which there is no established market. Each of the New York Money Market, California Money Market and Massachusetts Money Market Portfolios will not invest more than 10% of the value of its total assets in illiquid securities, which may include certain derivative products and will include any repurchase transactions that do not mature within seven days.

                            PORTFOLIO TRANSACTIONS

   Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 2001, 2002 and 2003 fiscal years, the fund paid no brokerage commissions.

   Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of its use of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

   The fund will not purchase Tax-Exempt Obligations during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC"). Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation. The fund also may execute portfolio transactions through CGM and its affiliates in accordance with rules promulgated by the SEC.

   While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

   "The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings."

   Portfolio Turnover. Each fund's portfolio turnover rate (the lesser of purchases or sales of fund securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of fund securities) generally is not expected to exceed 100%, but the fund turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

   Special Considerations Relating to California Municipal Securities. See Appendix B for a discussion of the considerations relating to California Municipal Securities.

   Special Considerations Relating to Florida Municipal Securities. See Appendix C for a discussion of the considerations relating to Florida Municipal Securities.

   Special Considerations Relating to Georgia Municipal Securities. See Appendix D for a discussion of the considerations relating to Georgia Municipal Securities.

   Special Considerations Relating to New York Municipal Securities. See Appendix E for a discussion of the considerations relating to New York Municipal Securities.

   Special Considerations Relating to Pennsylvania Municipal Securities. See Appendix F for a discussion of the considerations relating to Pennsylvania Municipal Securities.

   Special Considerations Relating to Massachusetts Municipal Securities. See Appendix G for a discussion of the considerations relating to Massachusetts Municipal Securities.

   Special Considerations Relating to U.S. Virgin Islands and Guam Municipal Securities. See Appendix H for a discussion of the considerations relating to U.S. Virgin Islands and Guam Municipal Securities.

   Special Considerations Relating to Puerto Rico Municipal Securities. See Appendix I for a discussion of the considerations relating to Puerto Rico Municipal Securities.

Investment Restrictions

   Each of the funds is subject to certain restrictions and policies that are "fundamental," which means that they may not be changed without a "vote of a majority of the outstanding voting securities" of such fund, as defined under the 1940 Act (see "Voting Rights"). The funds are subject to other restrictions and policies that are "non-fundamental" and that may be changed by the fund's Board of Trustees without shareholder approval, subject to any applicable disclosure requirements.

   Fundamental Policies--All funds. Without the approval of a majority of its outstanding voting securities, no fund may:

   1. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

   3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

   4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its securities, to the fullest extent permitted under the 1940 Act.

   5. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, ("the 1933 Act") in disposing of fund securities.

   6. Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies).

   Additional Fundamental Policies. Without the approval of a majority of its outstanding voting securities, neither the National Portfolio nor the Limited Term Portfolio may:

   1. Invest in a manner that would cause the fund to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

   Nonfundamental Policies.  As a nonfundamental policy, no fund may:

   1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of fund securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

   2. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

   3. Write or purchase put, call, straddle or spread options.

   4. Invest more than 5% of its assets in unseasoned issuers with less than three years of continuous operations (including that of predecessors).

   5. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that each fund may invest in the securities of issuers which operate, invest in, or sponsor such programs.

   Additional Nonfundamental Policies.  As a nonfundamental policy,

   1. Neither the National Portfolio nor the New York Portfolio may invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition.

   All of the foregoing restrictions stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

                 TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

   Overall responsibility for management and supervision of the fund rests with the fund's board of trustees. The trustees approve all significant agreements between the funds and the companies that furnish services to the funds, including agreements with the Trust's distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the funds are delegated to the manager.

   The names of the trustees of the Trust and executive officers of the funds, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the funds are employees of organizations that provide services to the funds.

                                                                           Number of
                                                                           Investment
                                        Term of                            Companies
                                      Office* and                           in Fund       Other
                          Position(s)  Length of                            Complex   Directorships
                           Held with     Time     Principal Occupation(s)   Overseen     Held by
 Name, Address, and Age      Fund       Served      During Past 5 Years    by Trustee    Trustee
 ----------------------   ----------- ----------- ------------------------ ---------- -------------
INDEPENDENT TRUSTEES
Lee Abraham..............   Trustee      Since    Retired; Former              28     Signet
  37 Fairwynds                            1993    Chairman and CEO of                 Group PLC
  Dr. Lenox, MA                                   Associated Corp., a
  01240 Age: 75                                   major retail
                                                  merchandising
                                                  organization; Former
                                                  Director of Galey &
                                                  Lord, a fabric
                                                  manufacturer; Liz
                                                  Claiborne, a ladies
                                                  sportswear company,
                                                  R.G. Barry Corporation,
                                                  a footwear manufacturer

Allan J. Bloostein.......   Trustee      Since    President of Allan           35     Taubman
  27 West 67th                            1985    Bloostein Associates, a             Centers Inc.
  Street Apt. 5FW New                             consulting firm; Former
  York, NY 10023 Age: 73                          Director of CVS
                                                  Corporation, a retail
                                                  health and beauty
                                                  company

Jane F. Dasher...........   Trustee      Since    Controller of PBK            28     None
  Korsant Partners 40                     1999    Holdings, a family
  Ettl Lane                                       investment firm
  #16 Greenwich, CT
  06831
  Age: 53

Donald R. Foley..........   Trustee      Since    Retired                      19     None
  3668 Freshwater                         1999
  Drive Jupiter, FL
  33477 Age: 80

Richard E. Hanson, Jr....   Trustee      Since    Retired; Former Head of      28     None
  2751 Vermont Rte                        1985    The New Atlanta Jewish
  140 Poultney, VT                                Community High
  05764 Age: 61                                   School, Atlanta, Georgia

Dr. Paul Hardin..........   Trustee      Since    Professor of Law and         35     None
  12083 Morehead Chapel                   1999    Chancellor Emeritus at
  Hill, NC 27514 Age: 71                          University of North
                                                  Carolina at Chapel Hill

Roderick C. Rasmussen....   Trustee      Since    Investment Counselor         28     None
  9 Cadence                               1982
  Court Morristown, NJ
  07960 Age: 76

John P. Toolan              Trustee      Since    Retired                      28     John
  7202 Southeast                          1992                                        Hancock
  Golf Ridgeway Hobe                                                                  Funds
  Sound, FL 33455 Age: 72

                                                                                      Number of
                                                                                      Investment
                                                                                      Companies
                                               Term of                                 in Fund       Other
                               Position(s)   Office* and                               Complex   Directorships
                                Held with     Length of    Principal Occupation(s)     Overseen     Held by
   Name, Address, and Age         Fund       Time Served     During Past 5 Years      by Trustee    Trustee
   ----------------------    --------------- ----------- ---------------------------- ---------- -------------
INTERESTED TRUSTEE
R. Jay Gerken**............. Chairman/          Since    Managing Director of            219         None
  Citigroup Asset Management Trustee            2002     Citigroup Global Markets
  399 Park Avenue,                                       Inc. ("CGM"); Chairman,
  4th Floor                                              President and Chief
  New York, NY 10022                                     Executive Officer of Smith
  Age: 52                                                Barney Fund
                                                         Management LLC
                                                         ("SBFM"), Travelers
                                                         Investment Adviser, Inc.
                                                         ("TIA") and Citi Fund
                                                         Management Inc.;
                                                         Formerly, Portfolio
                                                         Manager of Smith Barney
                                                         Allocation Series Inc. (from
                                                         1996-2001) and Smith
                                                         Barney Growth and Income
                                                         Fund (from 1996-2001)

OFFICERS
R. Jay Gerken**............. President and      Since    See information above           N/A         N/A
See information above        Chief Executive    2002
                             Officer

Lewis E. Daidone............ Senior Vice        Since    Managing Director of            N/A         N/A
  Citigroup Asset Management President and      1986     CGM; Director and Senior
  125 Broad Street,          Chief                       Vice President of SBFM
  11th Floor                 Administrative              and TIA; Former Chief
  New York, NY 10004         Officer                     Financial Officer and
  Age: 45                                                Treasurer of mutual funds
                                                         affiliated with Citigroup
                                                         Inc.

Richard L. Peteka........... Chief              Since    Director of CGM; Director       N/A         N/A
  Citigroup Asset Management Financial          2002     and Head of Internal Control
  125 Broad Street,          Officer and                 for Citigroup Asset
  11th Floor                 Treasurer                   Management, U.S. Mutual
  New York, NY 10004                                     Fund Administration from
  Age: 41                                                1999-2002; Vice President;
                                                         Head of Mutual Fund
                                                         Administration and
                                                         Treasurer at Oppenheimer
                                                         Capital from 1996-1999

Julie P. Callahan, CFA...... Vice President     Since    Vice President of CGM           N/A         N/A
  Citigroup Asset Management and Investment     2002
  399 Park Avenue,           Officer
  4th Floor
  New York, NY 10022
  Age: 30

Peter M. Coffey............. Vice President     Since    Managing Director of CGM;       N/A         N/A
  Citigroup Asset Management and Investment     1987     Investment Officer of SBFM
  399 Park Avenue,           Officer
  4th Floor
  New York, NY 10022
  Age: 58

                                                                                    Number of
                                                                                    Investment
                                                                                    Companies
                                              Term of                                in Fund       Other
                              Position(s)   Office* and                              Complex   Directorships
                               Held with     Length of    Principal Occupation(s)    Overseen     Held by
   Name, Address, and Age        Fund       Time Served     During Past 5 Years     by Trustee    Trustee
   ----------------------    -------------- ----------- --------------------------- ---------- -------------

Joseph P. Deane............. Vice President    Since    Managing Director of CGM;      N/A          N/A
  Citigroup Asset Management and Investment    1999     Investment Officer of SBFM
  399 Park Avenue            Officer
  4th Floor
  New York, NY 10022
  Age: 55

Kaprel Ozsolak.............. Controller        Since    Vice President of CGM          N/A          N/A
  Citigroup Asset Management                   2002
  125 Broad Street,
  11th Floor
  New York, NY 10004
  Age: 37

Christina T. Sydor.......... Secretary         Since    Managing Director of CGM;      N/A          N/A
  Citigroup Asset Management                   1989     General Counsel and
  300 First Stamford Place,                             Secretary of SBFM and TIA
  4th Floor
  Stamford, CT 06902
  Age: 52

Andrew Beagley.............. Chief             Since    Director, CGM                  N/A          N/A
  CAM                        Anti-Money        2002     (since 2000); Director of
  399 Park Avenue            Laundering                 Compliance, North
  New York, NY 10022         Compliance                 America, Citigroup Asset
  Age: 40                    Officer                    Management (since 2000);
                                                        Director of Compliance;
                                                        Europe, the Middle East
                                                        and Africa, Citigroup Asset
                                                        Management (1999-2000);
                                                        Compliance Officer,
                                                        Salomon Brothers Asset
                                                        Management Limited,
                                                        Smith Barney Global
                                                        Capital Management Inc.,
                                                        Salomon Brothers Asset
                                                        Management Asia Pacific
                                                        Limited (1997-1999)

Robert J. Frenkel*.......... Chief Legal       Since    Managing Director and          N/A          N/A
  Citigroup Asset Management Officer           2000     General Counsel, Global
  300 First Stamford Place,                             Mutual Funds for Citigroup
  4th Floor                                             Asset Management
  Stamford, CT 06902                                    (since 1994)
  Age: 48

--------
* Each Trustee and officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he is an officer of SBFM and certain of its affiliates.

   As of July 3, 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each fund, except the Florida Portfolio, of which Mr. Toolan owns 1.75% of the Class A shares. As of July 3, 2003, to the fund's knowledge, no shareholders or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) (the "1934 Act") beneficially owned more than 5% of the outstanding shares of any fund.

   The following table shows the amount of equity securities owned by the Trustees in the Trust and in other investment companies associated with Citigroup Inc. ("Citigroup") supervised by the Trustees as of December 31, 2002:

                                                              Aggregate Dollar
                                                              Range of Equity*
                                                             Securities in All
                                                            Investment Companies
                                          Dollar Range of     Associated with
                                         Equity* Securities  Citigroup Overseen
Name of Trustee                             in the Fund        by the Trustee
---------------                          ------------------ --------------------
Lee Abraham.............................         A                   B*
Allan J. Bloostein(1)...................         B                   E
Jane F. Dasher..........................         A                   D
Donald R. Foley.........................         A                   E
R. Jay Gerken...........................         A                   E
Richard E. Hanson, Jr...................         A                   C
Paul Hardin(2)..........................         D                   E
Roderick C. Rasmussen...................         A                   C
John P. Toolan(3).......................         E                   E

--------
*  The dollar ranges are as follows:

   A = None
   B = $1-$10,000
   C = $10,001-$50,000
   D = $50,001-$100,000
   E = Over $100,000

(1) SB Muni Fund--NY Money Market Portfolio
(2) SB Muni Fund--National Portfolio
(3) SB Muni Fund--Florida Portfolio

   The fund has no compensation committee of the Board or any committee performing similar functions. The fund has an administrative and governance committee composed of three independent trustees, Lee Abraham, Donald R. Foley and Richard E. Hanson, Jr., which acts as a nominating committee of the Board of Trustees.

   The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the board of trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

   The fund has an audit committee ("Audit Committee") comprised solely of members who are independent as defined in the New York Stock Exchange's ("NYSE") Listed Company Manual. The members of the Audit Committee are John Toolan, Lee Abraham and Jane F. Dasher.

   The fund has an investment committee comprised of Mssrs. Bloostein, Hardin, Rasmussen and Toolan.

   In accordance with its written charter adopted by the board of trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the funds. It also makes recommendations to the board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the funds' internal accounting procedures an controls. The Audit Committee also considers the scope and amount of non-audit services provided to the funds, its advise and affiliates by the independent public accountants. During the fund's most recent fiscal year, the Audit Committee met once.

   The fund also has a pricing committee composed of the Chairman of the Board and one independent Trustee which is charged with determining fair value prices for securities when required. During the fund's most recent fiscal year the pricing committee met five times.

   No independent Trustee owned (nor did certain family members of those Trustees own) securities in the Manager, CGM, or any person directly or indirectly controlling, controlled by, or under common control with the Manager or CGM as of March 30, 2003.

   No officer, Trustee or employee of CGM or any CGM parent or subsidiary receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Fees for trustees who are not "interested persons" of the Trust and who are trustees of a group of funds sponsored by CGM are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these trustees received $500 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. For the calendar year ended December 31, 2002, such travel and out-of-pocket expenses totaled $13,299.

                              COMPENSATION TABLE

                                   Aggregate      Aggregate
                                 Compensation    Compensation  Number of Funds
                                  from Trust    from the Trust for Which Person
                                For Fiscal Year  and the Fund   Serves within
        Name of Trustee         Ended 03/31/03     Complex       Fund Complex
        ---------------         --------------- -------------- ----------------
 Lee Abraham...................     $6,598         $ 75,000           28
 Allan J. Bloostein............      6,598          122,250           35
 Jane F. Dasher................      6,899           76,600           28
 Donald R. Foley+..............         --           75,000           28
 R. Jay Gerken*................         --               --          219
 Richard E. Hanson.............      6,498           73,900           28
 Paul Hardin...................      6,498          132,300           35
 Roderick C. Rasmussen+........      6,612           75,200           28
 John P. Toolan+...............      6,399           73,400           28

--------
* Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is Managing Director of CGM and a director and/or officer of affiliates of SBFM, the Funds' investment adviser.
+ Pursuant to a deferred compensation plan, the persons indicated elected to defer payment of the following amounts of their aggregate compensation from the Trust: Donald R. Foley--$1,638, Roderick C. Rasmussen--$2,790 and John P. Toolan--$2,931, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley--$24,000, Roderick C. Rasmussen--$30,000 and John P. Toolan: $53,300.
  Upon attainment of age 72 the Trust's current Trustees may elect to change to emeritus status. Any Trustees elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80 unless he served as a Trustee prior to the adoption of the emeritus program. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Trust's Trustees, together with reasonable out-of-pocket expenses for each meeting attended. For the last fiscal year, the total paid to Emeritus Trustees by the Trust was $21,000.

Investment Manager and Administrator

   SBFM serves as investment manager to each of the funds pursuant to a written agreement (the "Advisory Agreement"). The services provided by the Manager under each Advisory Agreement are described in the prospectuses under "Management." The Manager pays the salary of any officer and employee who is employed by both it and the funds. The Manager bears all expenses in connection with the performance of its services. The Manager is a wholly owned subsidiary of Citigroup. SBFM (through predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2003 of $105 billion.

   The advisory Agreements for the National Portfolio, the Georgia Portfolio and Pennsylvania Portfolio provide for an advisory fee at the annual rate of 0.45% of such fund's average net assets. The advisory fee for the Limited Term Portfolio, the Florida Portfolio and the New York Portfolio is an annual rate of 0.50% of such fund's average net assets.

   At a Meeting of Shareholders of the Limited Term Portfolio, the Florida Portfolio and the New York Portfolio held on December 15, 1995, the shareholders of each of these funds approved a new Advisory Agreement that increases the effective advisory fee paid by Smith Barney Muni Funds on behalf of each of these funds from 0.45% to 0.50% of each of these funds' average daily net assets.

   The Advisory Agreements for the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio provide for the payment of an advisory fee at an annual rate based on each Money Market Portfolio's average daily net assets in accordance with the following schedule:

      0.475% of the first $1 billion of average daily net assets;
      0.450% of the next $1 billion;
      0.425% of the next $3 billion;
      0.400% of the next 5 billion; and
      0.375% of net assets in excess of $10 billion.

   Based on the asset levels of each Money Market Portfolio, California Money Market, the effective rate of the advisory fee is as of July 1, 2003, 0.46% for New York Money Market and California Money Market, and 0.48% for Massachusetts Money Market.

   For the fiscal years ended March 31, 2003, 2002 and 2001, the advisory fee paid by each fund was as follows:

       PORTFOLIO                         2003        2002        2001
       ---------                      ----------- ----------- -----------
       National...................... $ 2,188,276 $ 2,208,808 $ 1,957,558
       Limited Term..................   3,372,895   1,583,177   1,320,269
       New York......................   4,196,967   4,133,872   3,367,819
       Florida.......................   1,194,967   1,162,060   1,103,990
       California Money..............  12,719,090  14,650,786  15,681,066
       New York Money................   9,600,010  10,132,331   8,665,074
       Georgia.......................     291,235     291,856     269,510
       Pennsylvania (a)..............     392,113     351,596     288,503
       Massachusetts Money (b).......   1,359,095   1,552,705   1,404,178

--------
(a) The Manager waived $128,223, $156,264 and $49,739 of its advisory fees for the fund for the fiscal years ended March 31, 2001, 2002 and 2003, respectively.
(b) The Manager waived $43,424 and $23,706 of its fees for the fund for the fiscal years ended March 31, 2001 and 2002, respectively.

   The Advisory Agreement for each fund has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Trust's board of trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Trustees of the fund's board with such Independent Trustees casting votes in person at a meeting called for such purpose. In approving the continuation of each fund's Advisory Agreement, the board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to the fund, compared the fees charged by the Manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and Manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Advisory Agreement was in the best interests of the fund and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940
Act).

   The Advisory Agreements further provide that all other expenses not specifically assumed by the Manager under the Advisory Agreement are borne by the fund. Expenses payable by the fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and Trustees' meetings, filing fees and expenses relating to the registration and qualification of the fund's shares and the fund under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the fund's registration statements), fees of auditors and legal counsel, costs of performing fund valuations, out-of-pocket expenses of Trustees and fees of Trustees who are not "interested persons" as defined in the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the fund's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses of each fund, including but not limited to the advisory fee, are charged to that fund, and general Trust expenses are allocated among the funds on the basis of relative net assets.

   The Manager has voluntarily agreed to waive its fees if in any fiscal year the aggregate expenses of any Class of the following funds, exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed the indicated percentage of such fund's average net assets for that fiscal year:

                                  Class A Class B Class L Class O Class Y
                                  ------- ------- ------- ------- -------
       National..................   n/a     n/a     n/a     n/a     n/a
       Limited Term..............  0.85%    n/a    1.45%   1.05%   0.70%
       New York..................  0.85    1.35%   1.40     n/a    0.70
       Florida...................  0.85    1.35    1.40     n/a     n/a
       California Money Market...  0.70     n/a     n/a     n/a    0.70
       New York Money Market.....  0.80     n/a     n/a     n/a     n/a
       Georgia...................  0.80    1.30    1.35     n/a     n/a
       Pennsylvania..............  0.80    1.30    1.35     n/a     n/a
       Massachusetts Money Market  0.70     n/a     n/a     n/a     n/a

   The foregoing expense limitations may be terminated at any time by the manager by notification to existing shareholders and by supplementing the relevant fund's then-current prospectus and/or SAI.

                                 DISTRIBUTION

   Distributor. CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc. ("PFS Distributors"), a co-distributor of the New York Portfolio, located at 3120 Breckinridge Blvd., Duluth, Georgia 30099, serve as the funds' co-distributor pursuant to written agreements dated June 5, 2000 (the "Distribution Agreements"), which were last approved by the fund's Board of Trustees, including a majority of the independent Trustees, on June 26, 2002. Prior to June 5, 2000, CFBDS, Inc. served as each Fund's Distributor.

   The Distributors may be deemed to be underwriters for purposes of the 1933 Act. From time to time, the Distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFS Registered Representatives that sell shares of a fund.

   PFS Distributors has entered into an agreement with PFS Investments Inc. ("PFSI") giving PFSI the right to sell shares of each fund on behalf of PFS Distributors. The Distributors' obligation is an agency or "best efforts" arrangement under which the Distributors are required to take and pay only for such shares of each fund as may be sold to the public. The Distributors are not obligated to sell any stated number of shares. The Distribution Agreements are renewable from year to year if approved (a) by the trustees or by a vote of a majority of the fund's outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution Agreements or interested persons of any party by votes cast in person at a meeting called for such purpose. The Distribution Agreements provide that they will terminate if assigned, and that they may be terminated without penalty by either party on 60 days' written notice.

   For the fiscal year ended March 31, 2003, CGM incurred distribution expenses as follows: advertising, printing and mailing prospectuses, support services and branch overhead expenses, payments to Service Agents, and accruals for interest on the excess of CGM's expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and Deferred Sales Charge received by CGM. These amounts are shown in the following table:

                                              Branch
                                             Overhead   Mutual Fund  Printing   Interest
Fund Name                     Total FC Comp  Expenses    Marketing   Expenses   Expenses
---------                     ------------- ----------- ----------- ---------- -----------
SB Municipal National........ $1,183,051.98 $218,129.22 $ 98,455.44 $ 3,649.46 $ 93,467.00
SB Municipal Limited Term....  4,977,062.08  531,003.64  659,543.88   2,781.03  713,589.00
SB Municipal Florida.........    670,158.15  130,448.61   50,217.43   1,792.47   57,004.00
SB Municipal Georgia.........    165,738.00   36,738.36   13,178.15     485.56   10,188.00
SB Municipal New York........  1,895,292.54  390,841.56  157,042.66   6,186.25  133,538.00
SB Municipal Pennsylvania....    430,617.39   70,908.51   23,118.39     653.75   38,347.00
SB New York Municipal MM.....    937,586.56  350,072.21  274,369.58  14,399.31          --
SB California Municipal MM...  1,242,811.00  464,036.29  363,998.66  19,121.59          --
SB Massachussetts Tax Free MM    132,922.22   49,631.94   38,905.87   2,038.63          --

   The Trust, on behalf of each fund, has adopted a plan of distribution pursuant to Rule 12b-1 (the "Plan") under the 1940 Act, under which a service fee is paid by each class of shares (other than Class Y shares) of each fund to CGM and PFSI in connection with shareholder service expenses. The only classes of shares offered for sale through PFSI are Class A and B shares. Under the Plan, CGM is paid a fee with respect to shares of each fund sold through CGM and PFSI is paid a fee with respect to shares of each fund sold through PFS Distributors. Under the Plan, each fund pays CGM, or PFSI (who pays its Registered Representatives), as the case may be, a service fee equal to 0.15% of the average daily net assets of each class except Class Y (the service fee payable by the Class A shares of the California Money Market, New York Money Market and Massachusetts Money Market Portfolios is 0.10% of the average daily net assets of such class). The service fee is primarily used to pay Service Agents for servicing shareholder accounts. In addition, each fund pays CGM a distribution fee with respect to Class B and Class L shares (and pays PFSI with respect to Class A and B) (except California Money Market Portfolio, New York Money Market Portfolio and Massachusetts Money Market Portfolio, which do not offer Class B or L shares, and Limited Term Portfolio, which has a different rate for its Class L shares), calculated at the annual rates of 0.50% and 0.55%, respectively, and 0.20% and 0.60% for Limited Term Portfolio Class O shares and Class L shares, respective of the value of the fund's average daily net assets attributable to those classes. The distribution fee is used to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Service Agents and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGM and PFSI associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.

   For the fiscal year ended March 31, 2003, the table below shows the fees that have been accrued and/or paid to CGM pursuant to Rule 12b-1 for each fund:

 PORTFOLIO                   Class A   Class B   Class L   Class O    Total
 ---------                  ---------- -------- ---------- -------- ----------
 California Money Market... $2,546,349      N/A        N/A      N/A $2,546,349
 National..................    588,670 $408,990 $  216,406      N/A  1,214,066
 Limited Term**............    498,852    4,004  2,198,159 $132,076  2,833,091
 Florida...................    250,763  343,501    132,802      N/A    727,066
 Georgia...................     66,054   79,704     58,945      N/A    204,703
 New York..................    966,365  917,345    304,981      N/A  2,188,691
 New York Money Market.....  1,920,002       --         --      N/A  1,920,002
 Pennsylvania..............     53,239  250,946     91,253      N/A    395,438
 Massachusetts Money Market    271,795      N/A        N/A      N/A    271,795

   Initial Sales Charges on Class A Shares. For the 2001, 2002 and 2003 fiscal years, the aggregate dollar amounts of commissions on Class A shares were as follows:

                                       Year Ended Year Ended Year Ended
        Name of Fund                   03/31/01*  03/31/02** 03/31/03*
        ------------                   ---------- ---------- ----------
        California Money Market.......        N/A        N/A        N/A
        National...................... $  419,000 $  714,000 $  319,000
        Limited Term..................    226,000    824,000  1,089,000
        Florida.......................    230,000    227,000    218,000
        Georgia.......................     55,000     56,000     61,000
        New York......................  2,744,000  1,901,000    666,000
        New York Money Market.........        N/A        N/A        N/A
        Pennsylvania..................     65,000     88,000     63,000
        Massachusetts Money Market....        N/A        N/A        N/A

--------
*  A portion of this amount was paid to CGM.
** All paid to CGM.
*** Initial sales charges on Class A Shares received by PFS. For the 2003 fiscal year, the aggregate dollar amount of commission was $56,780.

   Initial Sales Charges on Class L Shares. For the 2001, 2002 and 2003 fiscal years, the aggregate dollar amounts of commissions on Class L shares were as follows:

                                            Year Ended Year Ended Year Ended
   Name of Fund                             03/31/01*  03/31/02**  03/31/03
   ------------                             ---------- ---------- ----------
   California Money Market.................       N/A        N/A       N/A
   National................................  $ 37,000   $104,000   $63,000
   Limited Term+...........................    26,000    101,000    13,000
   Florida.................................    20,000     29,000    25,000
   Georgia.................................     6,000     17,000    15,000
   New York................................   116,000    143,000    56,000
   New York Money Market...................       N/A        N/A       N/A
   Pennsylvania............................     5,000     25,000    19,000
   Massachusetts Money Market..............       N/A        N/A       N/A

--------
*  A portion of this amount was paid to CGM.
** All paid to CGM.
+   Limited Term Class L shares were renamed Class O shares on December 19,
    2001.

   As set forth in the prospectuses, a deferred sales charge may be imposed on certain redemptions of Class A, Class B, Class L (except for Limited Term Portfolio) and Class O shares. The amount of the deferred sales charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. See "Deferred Sales Charge Provisions" below.

                                                    CDSC paid to CGM
                                               Fiscal Year Ended 03/31/03
                                            --------------------------------
   Name of Fund                             Class A Class B  Class L Class O
   ------------                             ------- -------- ------- -------
   California Money Market.................     N/A      N/A     N/A    N/A
   National................................ $ 9,000 $ 85,000 $ 3,000    N/A
   Limited Term............................  75,000      N/A     N/A $7,000
   Florida.................................  24,000   73,000   1,000    N/A
   Georgia.................................   2,000    4,000     N/A    N/A
   New York................................  43,000  205,000   2,000    N/A
   New York Money Market...................     N/A      N/A     N/A    N/A
   Pennsylvania............................   7,000   45,000   2,000    N/A
   Massachusetts Money Market..............     N/A      N/A     N/A    N/A

                                                    CDSC paid to CGM
                                               Fiscal Year Ended 03/31/02
                                            --------------------------------
   Name of Fund                             Class A Class B  Class L Class O
   ------------                             ------- -------- ------- -------
   California Money Market.................     N/A      N/A     N/A    N/A
   National................................ $44,000 $ 82,000 $ 8,000    N/A
   Limited Term............................  56,000      N/A     N/A $9,000
   Florida.................................   7,000   32,000   1,000    N/A
   Georgia.................................     N/A    8,000     N/A    N/A
   New York................................  55,000  161,000  20,000    N/A
   New York Money Market...................     N/A      N/A     N/A    N/A
   Pennsylvania............................     N/A   18,000     N/A    N/A
   Massachusetts Money Market..............     N/A      N/A     N/A    N/A

                                                    CDSC paid to CGM
                                               Fiscal Year Ended 03/31/01
                                            --------------------------------
   Name of Fund                             Class A Class B  Class L Class O
   ------------                             ------- -------- ------- -------
   California Money Market.................     N/A      N/A     N/A    N/A
   National................................ $ 2,000 $110,000     N/A    N/A
   Limited Term............................  19,000      N/A $ 8,000    N/A
   Florida.................................     N/A   87,000   1,000    N/A
   Georgia.................................     N/A   26,000     N/A    N/A
   New York................................   1,000   92,000   7,000    N/A
   New York Money Market...................     N/A      N/A     N/A    N/A
   Pennsylvania............................     N/A   32,000     N/A    N/A
   Massachusetts Money Market..............     N/A      N/A     N/A    N/A

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Trust, its investment adviser and principal underwriters have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the trust's Code of Ethics for the fund, its investment adviser and the distributor are on file with the Securities and Exchange Commission (the "SEC").

Counsel

   Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust.

   Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, serves as counsel to the Trustees who are not "interested persons" of the Trust.

Auditors

   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected to serve as independent auditors of the funds and to render an opinion on the funds' financial statements for the fiscal year ending March 31, 2004.

                              PURCHASE OF SHARES

   The National Portfolio, Florida Portfolio, Georgia Portfolio, New York Portfolio and Pennsylvania Portfolio each offer four classes ("Classes") of shares: Class A, Class B, Class L and Class Y. The Limited Term Portfolio offers four classes of shares: Class A, Class L, Class O and Class Y. Class A shares are sold to investors with an initial sales charge. Class B shares are sold without an initial sales charge but with higher ongoing expenses and a deferred sales charge payable upon certain redemptions. Class L shares are sold with an initial sales charge and a deferred sales charge payable on certain redemptions. Class O shares are available for purchase only by former Class L shareholders. Class O shares are sold with a lower initial sales charge than Class A shares but with higher ongoing expenses and a deferred sales charge. Class Y shares are sold without an initial sales charge and are available only to investors investing a minimum of $15,000,000. The California Money Market Portfolio, the New York Money Market Portfolio, and the Massachusetts Money Market Portfolio each offer two classes of shares: Class A and Class Y. Class A shares of each of the California Money Market, New York Money Market and Massachusetts Money Market Portfolios are sold without an initial sales charge. These alternatives are designed to provide investors with the flexibility of selecting an investment best suited to his or her needs based on the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.

   The following classes of shares are available for purchase. See the prospectuses for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares of California Money Market, New York Money Market and Massachusetts Money Market Portfolios are sold without sales charges. Class A shares of Limited Term Portfolio have an initial sales charge of 2.00% of the transaction (2.04% of amount invested) of the first $499,999 invested and no initial sales charge for investments of $500,000 and over.*

   Class A shares of each fund except California Money Market, New York Money Market, Massachusetts Money Market and Limited Term Portfolios are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                   Broker/Dealers
                          Sales Charge as a % Sales Charge as a %  Commission as %
Amount of Investment        of Transaction    of Amount Invested  of Offering Price
--------------------      ------------------- ------------------- -----------------
Less than $25,000........        4.00%               4.17%              3.60%
$ 25,000- 49,999.........        3.50                3.63               3.15
  50,000- 99,999.........        3.00                3.09               2.70
 100,000-249,999.........        2.50                2.56               2.25
 250,000-499,999.........        1.50                1.52               1.35
 500,000 and over........           *                   *                  *

--------
* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to CGM, which compensates Service Agents whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares--Deferred Sales Charge Alternatives" and "Purchase of Shares--Waivers of Deferred Sales Charge."

   Members of a selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a fund made at one time by any "person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. For Limited Term Portfolio, Class B shares are available only in exchange from another fund. See "Deferred Sales Charge Provisions" below.

   Class L Shares (all funds except Limited Term Portfolio). Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2004 purchases of Class L shares by investors who were holders of Class C shares of a Smith Barney fund on June 12, 1998 will not be subject to the 1% initial sales charge.

   Class L Shares (Limited Term Portfolio only). Class L shares of Limited Term Portfolio are sold without an initial sales charge and are not subject to a deferred sales charge.

   Class O Shares (Limited Term Portfolio only). Class O shares of Limited Term Portfolio are sold only to existing Class O shareholders of the fund with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2004 purchases of Class O shares by investors who were holders of Class C shares of a Smith Barney fund on June 12, 1998 will not be subject to the 1% initial sales charge.

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series Inc.; (ii) the Bright Start(R) and Scholars Choice/SM/ College Savings Programs; and (iii) a pension, profit-sharing or other benefit plan for employees of Citigroup and its subsidiaries).

General

   Investors may purchase shares from a Service Agent. In addition, certain investors purchasing through certain Service Agents or through 401(k) plans or other qualified retirement plans may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify which class is being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services, Inc. or Primerica Shareholder Services (each, a "sub-transfer agent" and collectively, the "sub-transfer agents") are not subject to a maintenance fee except for retirement accounts.

   Investors in Class A, Class B and Class L shares may open an account in a fund by making an initial investment of at least $1,000 for each account in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000 except for investments pursuant to a Letter of Interest and outlined below under "Letter of Interest--Class Y Shares." Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of a fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of a fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

   Purchase orders received by a fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day a fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by a fund or the fund's agent prior to its close of business. For shares purchased through CGM or a Service Agent purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least
$25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from a fund or a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees (including retired Board Members and employees) of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds; the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and
(ii) employees of members of the NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (g) purchases by investors participating in a CGM fee-based arrangement and (h) purchases by executive deferred compensation plans participating in the CGM ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the fund may be purchased by any "person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Service Agent or the Transfer Agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by purchaser, for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the Transfer Agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares (except for Limited Term Portfolio); and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

   Class L shares (except for Limited Term Portfolio) and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

                                                      Deferred
               Year Since Purchase Payment Was Made sales charge
               ------------------------------------ ------------
               First...............................     4.50%
               Second..............................     4.00
               Third...............................     3.00
               Fourth..............................     2.00
               Fifth...............................     1.00
               Sixth and thereafter................     0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   Class B shares of Limited Term Portfolio, which may be acquired only upon an exchange with another fund in the Smith Barney Mutual Funds, are subject upon redemption to the highest deferred sales charge (if any) of the shares from which the exchange or any preceding exchange was made. A deferred sales charge payable to CGM is imposed on any redemption of Class B shares that causes the value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the Class B shares (or any predecessor of those shares) that were exchanged for Class B shares of the fund ("purchase payments") during the preceding five years. No charge is imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (a) the current net asset value of Class B shares purchased through reinvestment of dividends or capital gains distributions, plus (b) the current net asset value of Class B shares acquired in an exchange that were originally purchased more than five years prior to the redemption, plus (c) increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding five years.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of a fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount, which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and
(f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

   The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

Determination of Public Offering Price

   Each fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class L (effective June 12, 1998 the former Class C shares were renamed Class L shares) and Class Y share of a fund is equal to the net asset value per share at the time of purchase, plus for Class A and Class L shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class B and Class L shares, and Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

             PFS ACCOUNTS (Applicable only to New York Portfolio)

   Initial purchase of shares of the fund must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to PFS Shareholder Services, P.O. Box 105033, Atlanta, GA 30348. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to PFS Shareholder Services. In processing applications and investments, PFS Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

   Shares purchased will be held in the shareholder's account by PFS Shareholder Services. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. A shareholder that has insufficient funds to complete any purchase will be charged a fee of $30 per returned purchase by PFS Shareholder Services.

   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or sub-transfer agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

   Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact PFS Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact PFS Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact PFS Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize PFS Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach PFS Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

   Redemption proceeds can be sent by check to the address of record, or deposited into your bank account designated on the application via the Automated Clearinghouse (ACH). The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder's request.

   Additional information regarding PFS Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.

                             REDEMPTION OF SHARES

   The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until PFPC receives all required documents in proper form. Redemption proceeds will be mailed to the shareholder's address of record.

   The fund does not issue share certificates unless a written request signed by all registered owners is made to PFPC Global Fund Services. If you hold share certificates it will take longer to exchange or redeem shares.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instructions and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Distributions in Kind

   If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, each fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of fund securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a deferred sales charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Service Agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

                              VALUATION OF SHARES

   The prospectuses state that the net asset value of each fund's Classes of shares will be determined on any date that the NYSE is open. The NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Managing Market Funds. The California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio use the "amortized cost method" for valuing fund securities pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The amortized cost method of valuation of a fund's securities (including any securities held in the separate account maintained for when-issued securities) involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of each fund's securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in a fund may differ somewhat from that obtained in a similar company that uses mark-to-market values for all its fund securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate fund value on a particular day, a prospective investor in a fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less (more) investment income. The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of each such fund's shares will remain at $1.00 per share; however, shareholders should be aware that despite procedures that will be followed to mainain a stable price, including maintaining a maximum dollar-weighted average fund maturity of 90 days, investing in securities that have or are deemed to have remaining maturities of 397 days or less and investing only in United States dollar-denominated instruments determined by the Trust's Board of Trustees to be of high quality with minimal credit risks and which are Eligible Securities (as defined below), there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause one of these funds' price per share to change from $1.00.

   An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of 397 days or less; (b)(i) is rated in the two highest short-term rating categories by any two NRSROs that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance, is rated in the three highest long-term rating categories by the requisite NRSROs, and whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined to be of comparable quality to any such rated security.

   Non-Money Market Funds. The net asset value per share for the non-money market funds is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

   Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

   In determining the market value of portfolio investments, each fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The officers of the Trust under the general supervision and responsibility of the board, which may replace a Pricing Service at any time, review the procedures of Pricing Services periodically. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided.

   If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the board. In addition, the board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

   When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may contribute a majority of the portfolio securities) are carried at the fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities.

                              EXCHANGE PRIVILEGE

   Except as noted below, shareholders of certain Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The deferred sales charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a deferred sales charge. If the fund exchanged into has a higher deferred sales charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

  Florida, Georgia, New York, Pennsylvania and National Portfolios.

   1. Class A and Class Y shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

   2. Class B shares of a fund exchanged for Class B shares of another fund will be subject to the higher applicable deferred sales charge of the two funds. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

   3. Upon an exchange of Class L shares, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

  Limited Term Portfolio.

   1. Class A, O, Y and L shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

   2. Upon an exchange of Class L shares of another fund for Class O shares of the fund, the new Class O shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

   3. Class B shares are available only in an exchange from another fund of the Smith Barney Mutual Fund Complex.

  California Money Market, New York Money Market and Massachusetts Money Market Portfolios.

   1. Class A shares of a fund will be subject to the appropriate sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.

   2. Class Y shareholders of the fund who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds identified above may do so without imposition of any charge.

   Additional Information Regarding the Exchange Privilege. The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if the funds' management in its sole discretion determines that an investor is engaged in excessive trading, a fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The funds may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the funds will take no other action with respect to the shares until it receives further instructions from the investor. The funds' policy on excessive trading applies to investors who invest in the funds directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectuses.

   During times of drastic economic or market conditions, the funds may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value of the fund being redeemed but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the delay of the purchase.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   As stated in the prospectus for shares distributed through PFS Distributors, the exchange privilege is limited only through funds that offer PFS Distribution channel.

Additional Information Regarding Telephone Redemption and Exchange Program.

   Neither the Trust nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Trust and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

   The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the fund being acquired. CGM and PFS Distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

                               PERFORMANCE DATA

   From time to time, each fund may quote total return of a class in advertisements or in reports and other communications to shareholders. Each fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

   Each fund, other than the California Money Market Portfolio, New York Money Market Portfolio and Massachusetts Money Market Portfolio, computes average annual total return. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account.

Average Annual Total Return

   "Average annual total return" is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P (1+T)n = ERV

Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return.
       N   =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-,
               5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes the complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of each fund.

   Each fund's average annual total returns with sales charges of its Class A shares were as follows for the period ended March 31, 2003:

 PORTFOLIO                 1-Year 5-Years 10-Years Life of Class Inception Date
 ---------                 ------ ------- -------- ------------- --------------
 National.................  1.51%  3.67%    5.33%      6.83%         8/20/86
 Limited Term.............  5.50%  4.16%    4.96%      5.97%        11/28/88
 New York.................  4.08%  4.27%    5.60%      6.63%         1/16/87
 Florida..................  3.48%  4.07%    5.48%      6.45%          4/2/91
 Georgia..................  4.22%  4.03%     N/A       6.17%          4/4/94
 Pennsylvania.............  4.17%  4.27%     N/A       6.40%          4/4/94
 Massachusetts MM.........  0.78%   N/A      N/A       2.17%         9/14/99
 California MM............  0.76%  2.11%    2.42%      2.64%         5/31/90
 New York MM..............  0.74%  2.25%    2.46%      2.43%         9/30/92

   Each fund's average annual total returns without sales charges of its Class A shares were as follows for the periods ended March 31, 2003:

 PORTFOLIO                 1-Year 5-Years 10-Years Life of Class Inception Date
 ---------                 ------ ------- -------- ------------- --------------
 National.................  5.74%  4.52%    5.76%      7.10%         8/20/86
 Limited Term.............  7.64%  4.59%    5.18%      6.13%        11/28/88
 New York.................  8.42%  5.12%    6.04%      6.90%         1/16/87
 Florida..................  7.76%  4.91%    5.91%      6.81%          4/2/91
 Georgia..................  8.54%  4.88%     N/A       6.65%          4/4/94
 Pennsylvania.............  8.49%  5.12%     N/A       6.88%          4/4/94
 Massachusetts MM.........  0.78%   N/A      N/A       2.17%         6/14/99
 California MM............  0.76%  2.11%    2.42%      2.64%         5/31/90
 New York MM..............  0.74%  2.25%    2.46       2.43%         9/30/92

   Each fund's average annual total returns with sales charges of its Class B shares were as follows for the periods ended March 31, 2003:

PORTFOLIO                         1-Year 5-Years 10-Years Life of Class Inception Date
---------                         ------ ------- -------- ------------- --------------
National.........................  0.75%  3.83%    N/A        6.41%         11/7/94
New York.........................  3.36%  4.42%    N/A        6.79%        11/11/94
Florida..........................  2.69%  4.21%    N/A        6.70%        11/16/94
Georgia..........................  3.53%  4.14%    N/A        5.89%         6/15/94
Pennsylvania.....................  3.39%  4.41%    N/A        6.06%         6/20/94

   Each fund's average annual total returns without sales charges of its Class B shares were as follows for the periods ended March 31, 2003:

 PORTFOLIO                 1-Year 5-Years 10-Years Life of Class Inception Date
 ---------                 ------ ------- -------- ------------- --------------
 National.................  5.25%  3.99%    N/A        6.41%         11/7/94
 New York.................  7.86%  4.59%    N/A        6.79%        11/11/94
 Florida..................  7.19%  4.37%    N/A        6.70%        11/16/94
 Georgia..................  8.03%  4.30%    N/A        5.89%         6/15/94
 Pennsylvania.............  7.89%  4.57%    N/A        6.06%         6/20/94

   Each fund's average annual total returns with sales charges of its Class L shares were as follows for the periods ended March 31, 2003:

 PORTFOLIO                 1-Year 5-Years 10-Years Life of Class Inception Date
 ---------                 ------ ------- -------- ------------- --------------
 National.................  3.16%  3.71%    5.02%      5.30%          1/5/93
 Limited Term.............  6.99%   N/A      N/A       5.90%        12/19/01
 New York.................  5.78%  4.32%    5.31%      5.60%          1/8/93
 Florida..................  5.10%  4.09%    5.18%      5.47%          1/5/93
 Georgia..................  5.83%  4.04%     N/A       5.87%         4/14/94
 Pennsylvania.............  5.76%  4.30%     N/A       6.15%          4/5/94

   Each fund's average annual total returns without sales charges of its Class L shares were as follows for the period ended March 31, 2003:

 PORTFOLIO                 1-Year 5-Years 10-Years Life of Class Inception Date
 ---------                 ------ ------- -------- ------------- --------------
 National.................  5.18%  3.91%    5.12%      5.41%          1/5/93
 Limited Term.............  6.99%   N/A      N/A       5.90%        12/19/01
 New York.................  7.82%  4.53%    5.41%      5.70%          1/8/93
 Florida..................  7.14%  4.30%    5.28%      5.57%          1/5/93
 Georgia..................  7.90%  4.25%     N/A       5.99%         4/14/94
 Pennsylvania.............  7.84%  4.51%     N/A       6.27%          4/5/94

   Each fund's average annual total returns of its Class Y shares were as follows for the periods ended March 31, 2003. Class Y shares are sold without sales charge:

     PORTFOLIO                 1-Year 5-Years Life of Class Inception Date
     ---------                 ------ ------- ------------- --------------
     Limited Term.............  7.83%   N/A       4.53%        11/12/98
     New York.................  8.53%   N/A       5.73%          1/4/01
     California Money Market..  1.02%  2.22%      2.46%         7/19/96

   Limited Term Portfolio's average annual total returns with sales charges of its Class O shares were as follows for the periods ended March 31, 2003:

PORTFOLIO                      1-Year 5-Years 10-Years Life of Class Inception Date
---------                      ------ ------- -------- ------------- --------------
Limited Term..................  5.40%  4.13%    4.81%      4.93%         1/5/93

   Limited Term Portfolio's average annual total returns without sales charges of its Class O shares were as follows for the periods ended March 31, 2003:

PORTFOLIO                      1-Year 5-Years 10-Years Life of Class Inception Date
---------                      ------ ------- -------- ------------- --------------
Limited Term..................  7.38%  4.35%    4.92%      5.04%         1/5/93

After-Tax Return

   From time to time the funds may include after-tax performance information in advertisements. To the extent a fund includes such information, it will be computed according to the following formulas:

   Average Annual Total Return (After Taxes on Distributions)

                              P(1 + T)/n/ = ATVD

       Where: P    =   a hypothetical initial payment of $1,000.
                       average annual total return (after taxes on
              T    =   distributions).
              n    =   number of years.
              ATVD =   ending value of a hypothetical $1,000 investment
                       made at the beginning of the 1-, 5- or 10-year
                       period at the end of the 1-, 5- or 10-year period
                       (or fractional portion thereof), after taxes on
                       fund distributions but not after taxes on
                       redemption.

   Each fund's average annual total returns after taxes on distributions of the fund's Class A shares were as follows for the periods ended March 31, 2003:

                                                  10-Years
                                                 or Life of
                                                 Class, if
                     PORTFOLIO    1-Year 5-Years  shorter
                     ---------    ------ ------- ----------
                     National....  1.51%  3.59%     5.26%
                     Limited Term  5.50%  4.16%     4.96%
                     New York....  4.08%  4.17%     5.55%
                     Florida.....  3.48%  4.02%     5.43%
                     Georgia.....  4.22%  3.97%     6.09%
                     Pennsylvania  4.17%  4.20%     6.30%

   Each fund's average annual total returns after taxes on distributions of the fund's Class B shares were as follows for the periods ended March 31, 2003:

                                                  10-Years
                                                 or Life of
                                                 Class, if
                    PORTFOLIO    1-Year 5-Years   shorter
                    ---------    ------ -------  ----------
                    National....  0.75%   3.74%     6.34%
                    Limited Term   N/A  (17.30)%     N/A
                    New York....  3.36%   4.32%     6.72%
                    Florida.....  2.69%   4.16%     6.63%
                    Georgia.....  3.53%   4.09%     5.82%
                    Pennsylvania  3.39%   4.33%     5.96%

   Each fund's average annual total returns after taxes on distributions of the fund's Class L shares were as follows for the periods ended March 31, 2003:

                                                  10-Years
                                                 or Life of
                                                 Class , if
                     PORTFOLIO    1-Year 5-Years  shorter
                     ---------    ------ ------- ----------
                     National....  3.16%  3.62%     4.95%
                     Limited Term  6.99%  5.90%      N/A
                     New York....  5.78%  4.23%     5.26%
                     Florida.....  5.10%  4.04%     5.12%
                     Georgia.....  5.83%  3.98%     5.79%
                     Pennsylvania  5.76%  4.22%     6.05%

   Limited Term Portfolio's average annual total returns after taxes on distributions of its Class O shares were as follows for the periods ended March 31, 2003:

                      PORTFOLIO    1-Year 5-Years 10-Years
                      ---------    ------ ------- --------
                      Limited Term  5.40%  4.13%    4.81%

   New York Portfolio's average annual total returns after taxes on distributions of its Class Y shares were as follows for the periods ended March 31, 2003:

                      PORTFOLIO    1-Year 5-Years 10-Years
                      ---------    ------ ------- --------
                      New York....  8.53%  5.73%    N/A
                      Limited Term  7.83%  4.53%    N/A

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                              P(1 + T)/n/ = ATVDR

      Where: P     =   a hypothetical initial payment of $1,000.
                       average annual total return (after taxes on
             T     =   distributions).
             n     =   number of years.
             ATVDR =   ending value of a hypothetical $1,000 investment
                       made at the beginning of the 1-, 5- or 10-year
                       period at the end of the 1-, 5- or 10-year period
                       (or fractional portion thereof), after taxes on
                       fund distributions and after taxes on redemption.

   Each fund's average annual total returns after taxes on distributions and sale of its Class A shares were as follows for the periods ended March 31, 2003:

                                                10-Years or
                                               Life of Class,
                   PORTFOLIO    1-Year 5-Years   if Shorter
                   ---------    ------ ------- --------------
                   National....  3.10%  3.98%       5.40%
                   Limited Term  5.26%  4.32%       5.01%
                   New York....  4.30%  4.34%       5.54%
                   Florida.....  4.16%  4.24%       5.45%
                   Georgia.....  4.50%  4.15%       5.98%
                   Pennsylvania  4.57%  4.40%       6.20%

   Each fund's average annual total returns after taxes on distributions and sale of its Class B shares were as follows for the periods ended March 31, 2003:

                                                10-Years or
                                               Life of Class,
                  PORTFOLIO    1-Year 5-Years    if Shorter
                  ---------    ------ -------  --------------
                  National....  2.54%   4.04%       6.27%
                  Limited Term   N/A  (17.30)%       N/A
                  New York....  3.72%   4.39%       6.49%
                  Florida.....  3.57%   4.28%       6.44%
                  Georgia.....  3.96%   4.17%       5.68%
                  Pennsylvania  3.98%   4.44%       5.85%

   Each fund's average annual total returns after taxes on distributions and sale of its Class L shares were as follows for the periods ended March 31, 2003:

                                                10-Years or
                                               Life of Class,
                   PORTFOLIO    1-Year 5-Years   if Shorter
                   ---------    ------ ------- --------------
                   National....  3.94%  3.91%       5.05%
                   Limited Term  5.90%  5.61%        N/A
                   New York....  5.17%  4.30%       5.21%
                   Florida.....  5.01%  4.17%       5.12%
                   Georgia.....  5.33%  4.07%       5.65%
                   Pennsylvania  5.39%  4.33%       5.92%

   Limited Term Portfolio's average annual total returns after taxes on distributions and sale of its Class O shares were as follows for the periods ended March 31, 2003:

                                                10-Years or
                                               Life of Class,
                   PORTFOLIO    1-Year 5-Years   if Shorter
                   ---------    ------ ------- --------------
                   Limited Term  5.12%  4.25%       4.85%

   Each fund's average annual total returns after taxes on distributions and sale of its Class Y shares were as follows for the periods ended March 31, 2003:

                                                10-Years or
                                               Life of Class,
                   PORTFOLIO    1-Year 5-Years   if Shorter
                   ---------    ------ ------- --------------
                   Limited Term  6.80%  4.66%       N/A
                   New York....  7.17%  5.60%       N/A

Yield and Taxable Equivalent Yield

   A Class' 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                           YIELD =2 [(a-b +1)/6/-1]
                                        cd

       Where: a   =   dividends and interest earned during the period.
              b   =   expenses accrued for the period (net of
                      reimbursement).
              c   =   the average daily number of shares outstanding
                      during the period that were entitled to receive
                      dividends.
              d   =   the maximum offering price per share on the last
                      day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

  The Class A yield for the following funds for the seven-day period ended March 31, 2003 was:

                                                             Average
                                         Seven-day           dollar-
                                          period             weighted
                                           ended   Effective   fund
          PORTFOLIO                       3/31/03    yield   maturity
          ---------                      --------- --------- --------
          California Money Market.......   0.58%     0.58%   28 days
          New York Money Market.........   0.54%     0.54%   32 days
          Massachusetts Money Market....   0.59%     0.59%   33 days

   From time to time the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio may advertise their yields, effective yields and taxable equivalent yields. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield of each fund refers to the net investment income generated by an investment in each fund over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. The tax equivalent yield also is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of each fund.

   Each fund's taxable equivalent 30-day yield, other than for the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio, for a Class of shares is computed by dividing that portion of the Class' 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class' yield that is not tax-exempt.

   The yields on municipal securities are dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that in periods of declining interest rates each fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates each fund's yield for each Class of shares will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to each fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of each fund's portfolio, thereby reducing the current yield of each fund. In periods of rising interest rates, the opposite can be expected to occur.

   The yields for the thirty-day period ended March 31, 2003 for the following funds were:

PORTFOLIO                                Class A Class B Class L Class Y* Class O
---------                                ------- ------- ------- -------- -------
National
tax-free rate...........................  5.31%   5.02%   4.89%       *      --
taxable equivalent yield (1)............  8.17%   7.72%   7.52%
Limited Term*
tax-free rate...........................  4.18%   3.78%   3.64%    4.43%   3.98%
taxable equivalent yield (2)............  6.43%   5.82%   5.60%    6.82%   6.72%
Florida
tax-free rate...........................  4.82%   4.51%   4.35%       *      --
taxable equivalent yield (3)............  7.42%   6.94%   6.69%
Georgia
tax-free rate...........................  4.22%   3.89%   3.39%       *      --
taxable equivalent yield (4)............  6.91%   6.37%   5.55%
New York
tax-free rate...........................  4.18%   3.86%   3.74%    4.50%
taxable equivalent yield (5)............  6.90%   6.38%   6.18%    7.43%
Pennsylvania
tax-free rate...........................  4.59%   4.24%   4.14%       *      --
taxable equivalent yield (6)............  7.26%   6.71%   6.55%

--------
* If no yield information is present for Class Y shares it is because no Class Y shares were outstanding for the 30-day period ended March 31, 2003.
(1) Assumes the payment of federal income taxes at a rate of 35.0%.
(2) Assumes the payment of federal income taxes at a rate of 35.0%.
(3) Assumes the payment of federal income taxes at a rate of 35.0%.
(4) Assumes the payment of federal income taxes at a rate of 35.0% and state taxes at a rate of 6%.
(5) Assumes the payment of federal income taxes at a rate of 35.0% and state taxes at a rate of 6.85%.
(6) Assumes the payment of federal income taxes at a rate of 35.0% and state taxes at a rate of 2.8%.

   Performance information may be useful in evaluating a fund and for providing a basis for comparison with other financial alternatives. Since the performance of each fund changes in response to fluctuations in market conditions, interest rates and fund expenses, no performance quotation should be considered a representation as to the fund's performance for any future period.

                                   THE FUNDS

   The interest of a shareholder is in the assets and earnings of the fund in which he or she holds shares. The Board of Trustees has authorized the issuance of shares in separate series, each representing shares in one of the separate funds. Pursuant to such authority, the Board may also authorize the creation of additional series of shares and additional classes of shares within any series. The investment objectives, policies and restrictions applicable to additional funds would be established by the Board of Trustees at the time such funds were established and may differ from those set forth in the prospectuses and this SAI. In the event of liquidation or dissolution of a fund or of the Trust, shares of a fund are entitled to receive the assets belonging to that fund and a proportionate distribution, based on the relative net assets of the respective funds, of any general assets not belonging to any particular fund that are available for distribution.

   The Declaration of Trust may be amended only by a "majority shareholder vote" as defined therein, except for certain amendments that may be made by the Board of Trustees. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in certain respects to an entity organized as a corporation. The principal distinction between the two forms of business organization relates to shareholder liability described below. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, which is not the case with a corporation. The Declaration of Trust of the Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written obligation, contract, instrument or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

   Special counsel for the Trust is of the opinion that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to (a) all types of claims in the latter jurisdictions (b) tort claims (c) contract claims where the provision referred to is omitted from the undertaking (d) claims for taxes and (e) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust; however, upon payment of any such liability, the shareholder will be entitled to reimbursement from the general assets of the Trust. The Board of Trustees intends to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

   The Declaration of Trust further provides that no Trustee, officer or employee of the Trust is liable to the Trust or to a shareholder, except as such liability may arise from his or her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties, nor is any Trustee, officer or employee personally liable to any third persons in connection with the affairs of the Trust. It also provides that all third persons shall look solely to the Trust property or the property of the appropriate portfolio of the Trust for satisfaction of claims arising in connection with the affairs of the Trust or a particular portfolio, respectively. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Trust.

   The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination of the Trust or any of the series of the Trust by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                                 VOTING RIGHTS

   The Board of Trustees has the power to alter the number and the terms of office of the Trustees, and may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and fill vacancies, provided that in accordance with the 1940 Act, (i) a shareholder meeting to elect Trustees must promptly be called if at any time at least a majority of the Trustees have not been elected by the shareholders of the Trust, and (ii) at least 2/3 of the Trustees must have been so elected upon the filling of any vacancy by the board without a shareholder vote. Shares do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees irrespective of the votes of other shareholders. Class A, Class B, Class L, Class O and Class Y shares of a fund of the Trust, if any, represent interests in the assets of that fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to provisions of the fund's Rule 12b-1 distribution plan which pertain to a particular class. For example, a change in investment policy for a fund would be voted upon only by shareholders of the fund involved. Additionally, approval of each fund's Advisory Agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareholders of one fund is effective as to that fund whether or not enough votes are received from the shareholders of the other funds to approve the proposal as to those funds.

   As of July 3, 2003 the following shareholders beneficially owned 5% or more of a class of shares of a fund of the Trust:

                                                                  Percentage
                                                                  ----------
Limited Term Portfolio                                             Class B
R Hugh Gilbert and...............................................   6.5506%
Fran J Gilbert TEN IN COM
2211 30th Ave W
Seattle, WA 98199-3305
Limited Term Portfolio                                             Class Y
Robert E. Kelly TTEE.............................................  78.5625%
Maria N. Kelly TTEE
U/A/D 05/11/01
FBO Kelly-Delphi Trust
6918 75th Street SW
Lakewood, WA 98498-6332
Federated Development, LLC.......................................  21.4374%
Charles Hurwitz
5847 San Felipe
Suite 2600
Houston, TX 77057-3092
Georgia Portfolio                                                  Class B
Margaret Due TTEE................................................   6.9818%
FBO Margaret Due TR
U/A/O 09/06/02
3100 Club Drive, Apt. #334
Lawrenceville, GA 30044-2596
Georgia Portfolio                                                  Class L
James S Hutto....................................................   5.0268%
P.O. Box 1475
Brunswick, GA 31521-1475
Massachusetts Money Market Portfolio                               Class A
Citicorp USA Secured Party.......................................   8.1737%
FBO James J. Pallotta
Kimberly S Pallotta
61 Bristol Road
Wellesley, MA 02481-2706

                                     TAXES

   The following is a summary of certain material income tax considerations affecting each fund and its shareholders. This summary does not address all of the potential income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

   As described above and in the Prospectuses, each fund is designed to provide investors with current income, in the form of "exempt-interest dividends," which is excluded from gross income for regular federal income tax purposes and, except for the Limited Term Portfolio and the National Portfolio, exempt from otherwise applicable state and/or local personal income taxes in a particular state. No fund is intended to be a balanced investment program, and the funds are not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in any fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because those investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The Funds and Their Investments

   Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes and each fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, a fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code's timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates (currently a maximum of 35%).

   On March 31, 2003, the unused capital loss carryovers, by fund, were approximately as follows: Limited Term Portfolio, $22,502,000; New York Portfolio, $10,838,000; Georgia Portfolio, $1,679,000; Pennsylvania Portfolio, $1,665,000; Florida Portfolio, $769,000; National Portfolio, $4,361,000. For Federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

                          March 31,
PORTFOLIO                   2003       2004    2005 2006 2007    2008       2009      2010      2011
---------                 --------- ---------- ---- ---- ---- ---------- ---------- -------- ----------
Limited Term.............    $      $1,740,000 $--  $--  $--  $9,495,000 $5,515,000 $214,000 $5,538,000
CA Money.................     --            --  --   --   --          --         --       --
New York Portfolio.......     --            --  --   --   --   6,191,000  4,647,000       --
Georgia..................     --            --  --   --   --     732,000    947,000       --
Pennsylvania.............     --            --  --   --   --     648,000    857,000  160,000
Florida..................     --            --  --   --   --          --    769,000       --
National.................     --            --  --   --   --     684,000  3,677,000       --
Mass Money...............     --            --  --   --   --          --         --       --

   If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than one taxable year, such fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or over-distribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   Some of the funds may invest in exchange traded municipal bond index and interest rate futures contracts and options on these futures contracts (collectively "section 1256 contracts"), which will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

   Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

   Dividends paid by any fund from interest income on taxable investments, net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term capital gains that a Fund designates as capital gain dividends are taxable as long-term capital gains regardless of the length of time a shareholder has owned fund shares.

   Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of a fund is not deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, the portion of any exempt-interest dividend paid by a fund that represents income derived from certain "private activity bonds" held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" of the substantial user. Moreover, some or all of a fund's exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of a fund's dividends and distributions may affect the federal and California "excess net passive income" tax liability of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) "substantial users" with respect to a facility or "related" to those users within the meaning of the Code or (b) subject to a federal alternative minimum tax or the federal or California "excess net passive income" tax.

   Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional shares. None of the dividends paid by any fund will qualify for the corporate dividends-received deduction or taxation of long-term capital gain rates as so called "qualified dividend income."

Shareholders of each fund will receive an annual statement as to the income tax status of his or her dividends and distributions for the prior calendar year.

   Investors considering buying shares of a fund just prior to a record date for a capital gain distribution should be aware that, regardless of whether the price of the fund shares to be purchased reflects the amount of the forthcoming distribution payment, any such payment will be a taxable distribution payment.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

   If a shareholder incurs a sales charge when acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account when computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge, will be added to the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Backup withholding. Each fund may be required to withhold taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, payable to a shareholder who does not provide the fund with his or her correct taxpayer identification number (social security or employer identification number) and any required certifications, or who is otherwise subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax returns.

   From time to time, proceedings have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. It may be expected that similar proposals may be introduced in the future. If such proposals were to be enacted, the ability of a fund to pay "exempt interest" dividends could be adversely affected and the fund would then need to reevaluate its investment objectives and policies and consider changes in its structure.

State Tax Information

   Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from state and local taxes, in addition to the exemption from federal taxes, necessarily limits the fund's ability to diversify geographically.

   California State Taxes California shareholders will not be subject to California state personal income tax on exempt-interest dividends they receive from the California Money Market Portfolio to the extent that such dividends are attributable to interest on obligations of the state of California and its political subdivisions, agencies and public authorities (and certain other governmental issuers) and provided that, at the close of each quarter of the Portfolio's taxable year, at least 50% of the Portfolio's total assets are invested in municipal obligations of California issuers. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax.

Dividends on the California Portfolio are not excluded in determining California state franchise taxes on corporations and financial institutions.

   Florida Taxes Florida currently does not impose a personal income tax on individuals. Thus, individual shareholders of the Florida Portfolio will not be subject to any Florida state income tax on distributions received from the Florida Portfolio. However, certain distributions will be taxable to corporate shareholders that are subject to Florida corporate income tax.

   Florida currently imposes an "intangibles tax" on certain securities and other intangible assets owned by Florida residents. Certain types of municipal obligations of Florida issuers, U.S. Treasury securities and municipal obligations issued by certain U.S. territories and possessions are exempt from this intangibles tax. The Florida Portfolio seeks generally to select investments that will enable its shares to be exempt from the Florida intangibles tax and attempts to ensure that all of its assets held on the annual assessment date are exempt from this tax. Additionally, the Florida Department of Revenue has ruled that, if on the annual assessment date of any year the Florida Portfolio consists solely of such exempt assets, then the Florida Portfolio's shares will be exempt from the Florida intangibles tax. The Florida Portfolio intends to provide shareholders annually with information relating to its assets necessary to permit shareholders to determine whether the value of Florida Portfolio shares held is exempt from the Florida intangibles tax.

   The foregoing is only a brief summary of the tax considerations generally affecting shareholders of the Florida Portfolio who are Florida residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

   Georgia Taxes Exempt-interest dividends distributed by the Georgia Portfolio to a Georgia resident that are attributable to interest on Georgia municipal obligations or direct obligations of the United States and its territories and possessions will not be subject to the state of Georgia personal income tax. Dividends or other distributions by the Georgia Portfolio that are attributable to other sources, including all distributions that qualify as capital gains dividends for federal income tax purposes, will be subject to the state of Georgia personal income tax at the applicable rate.

   The foregoing is only a brief summary of the tax considerations generally affecting shareholders of the Georgia Portfolio who are Georgia residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

   Massachusetts Taxes Individual shareholders of the Massachusetts Money Market Portfolio who are otherwise subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on exempt-interest dividends received from the fund to the extent the dividends are attributable to interest on obligations of the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities (or on obligations of certain other governmental issuers such as Puerto Rico, the Virgin Islands and
Guam) that pay interest which is excluded from gross income for regular federal income tax purposes and exempt from Massachusetts personal income taxes. Other distributions from Massachusetts Money Market Portfolio, including those related to long-term and short-term capital gains, other than certain gains from certain Massachusetts municipal securities identified by the Massachusetts Department of Revenue, generally will not be exempt from Massachusetts personal income tax. Businesses should note that Massachusetts Money Market Portfolio's distributions derived from Massachusetts municipal securities are not exempt from Massachusetts corporate excise tax.

   The foregoing is only a brief summary of the tax considerations generally affecting shareholders of the Massachusetts Money Market Portfolio who are Massachusetts residents. Shareholders are urged to consult their own tax advisers with specific reference to their own tax situation.

   New York State and City Taxes New York residents who are shareholders of the New York Portfolio or the New York Money Market Portfolio will not be subject to New York State or New York City personal income taxes on exempt-interest dividends attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, as well as certain other obligations the interest on which is considered exempt for New York State and New York City purposes. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

   The foregoing is only a brief summary of some of the tax considerations generally affecting shareholders of the New York Portfolio and the New York Money Market Portfolio who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

   Pennsylvania Taxes Exempt-interest dividends distributed by the Pennsylvania Portfolio will not be subject to the Pennsylvania personal income tax, the corporate net income tax or to the Philadelphia school district investment income tax to the extent that the dividends are attributable to interest received by the Portfolio from its investments in Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions. For Pennsylvania personal income tax purposes, capital gain distributions are treated as ordinary dividends and are taxed at ordinary income tax rates.

   The foregoing is only a brief summary of some of the tax considerations generally affecting shareholders of the Pennsylvania Portfolio who are Pennsylvania residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Other Taxes

   Distributions may also be subject to additional state, local and foreign tax depending on each shareholder's particular situation.

   The foregoing is only a summary of certain material income tax consequences affecting the funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

                            ADDITIONAL INFORMATION

   The Trust, an open-end management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Board of Trustees has authorized the issuance of different series of shares, each representing shares in a separate fund. The assets of each fund are segregated and separately managed. Each share of a fund represents an equal proportionate interest in the net assets of that fund with each other share of the same fund and is entitled to such dividends and distributions out of the net income of that fund as are declared in the discretion of the Board of Trustees. Shareholders are entitled to one vote for each share held and will vote by individual fund except as otherwise permitted by the 1940 Act. It is the intention of the Trust not to hold annual meetings of shareholders. The Board of Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting upon a vote of 10% of the fund's outstanding shares for purposes of voting on removal of a Trustee or Trustees. The Trust will assist shareholders in calling such a meeting. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Board of Trustees may grant in its discretion. Shares are redeemable as set forth under "Redemption of Shares."

   The Trust sends to each of its fund's shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the funds at the end of the reporting period. In an effort to reduce each fund's printing and mailing costs, each fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Service Agent or the Transfer Agent.

   State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for each fund. Under the custodian agreement with the Trust, the custodian is authorized to establish separate accounts for foreign securities owned by the funds to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the funds, the custodian receives monthly fees based upon the month-end aggregate net asset value of each fund, plus certain charges for securities transactions including out-of-pocket expenses and costs of any foreign and domestic sub-custodians. The assets of the funds are held under bank custodianship in compliance with the 1940 Act.

   Citicorp Trust Bank, fsb (formerly known as Travelers Bank & Trust, fsb), located at 125 Broad Street, New York, New York 10004, serves as the funds' transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds, distributes dividends and distributions payable by the funds and produces statements with respect to account activity for each fund and its shareholders. For these services, the transfer agent receives fees from each fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

   PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as a sub-transfer agents for the funds. Under the transfer agency agreement, PFPC maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds, and distributes dividends and distributions payable by the funds. For these services, PFPC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

   The New York Portfolio has engaged Primerica Shareholder Services as the sub-transfer agent for PFSI Accounts. This sub-transfer agent is located at 3100 Breckinridge Blvd., Bldg 200, Duluth, Georgia 30099-0062.

                             FINANCIAL STATEMENTS

   The funds' financial information is incorporated by reference to the funds' Annual Reports to Shareholders for the fiscal year ended March 31, 2003 which were filed with the SEC on June 6, 2003, accession number 0001193125-03-008655.

                               OTHER INFORMATION

   Smith Barney Mutual Funds offers more than 60 mutual Funds. We understand that many investors prefer an active role in allocating the mix of Funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--portfolio manager driven funds

   The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--the best ideas, concentrated funds

   A series of Premier Selections funds managed by several of the most experienced and proven managers in the Smith Barney Mutual Fund family is offered. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

   Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, the Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--a solution to funds that stray

   The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                  APPENDIX A

Ratings of Municipal Bonds, Notes and Commercial Paper

Moody's Investors Service, Inc. ("Moody's"):

   Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa--Bonds that are rated Baa are considered medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group ("S&P")

   AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

   A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   BBB--Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Fitch Inc.:

   AAA--Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is highly unlikely to be adversely affected by foreseeable events.

   AA--Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A--Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

   Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

Description of State and Local Government Note Ratings

   Notes are assigned distinct rating symbols in recognition of the differences between short-term and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk--long-term secular trends for example--may be less important over the short run.

Moody's Investors Service, Inc.:

   Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). A short-term rating may also be assigned on an issue having a demand feature, a variable-rate demand obligation. Such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. Symbols used are as follows:

   MIG/VMIG 1--Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2/VMIG 2--Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Standard & Poor's Ratings Group:

   SP-1--Very strong or strong capacity to pay principal interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

   SP-2--Satisfactory capacity to pay principal and interest.

Fitch Inc.:

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitments in a timely manner.

Fitch's short-term ratings are as follows:

   F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The "+" denotes an exceptionally strong credit feature.

   F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

   F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3--The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                DESCRIPTION OF HIGHEST COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.:

   Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Standard & Poor's Ratings Group:

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

Appendices B-I--Special Note:

   The following information (set forth in Appendices B-I) is a summary of special factors available at the time of the preparation of this SAI affecting municipal obligations for state-specific portfolios (California, New York and Massachusetts Money Markets, Florida, Georgia, New York and Pennsylvania Portfolios). Also included (set forth in Appendices H-I) is a summary of specific factors, available at the time of preparation of this SAI, affecting municipal obligations for certain U.S. territories including Puerto Rico, the U.S. Virgin Islands and Guam for both state-specific portfolios and the National and Limited Term Portfolios. For any such state and territory, the summary does not purport to be a complete description and is based on information from official statements and other public information relating to securities offerings, finances and bond ratings of issuers within the state and territory. The fund has not independently verified any such information. The respective states and territories typically indicate that budgetary information is based on estimates and projections of revenues and expenditures for a fiscal year and must not be construed as statements of fact; estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the state, territory and the nation, and that there can be no assurance that the estimates will be achieved. Generally, NRSROs base their ratings on information and materials furnished to the agencies and on investigations, studies and assumptions by the rating agencies at a particular point in time. There is no assurance that any such rating remains in effect for a given period of time or that it will not be lowered or withdrawn entirely if, in the judgment of the NRSRO originally establishing the rating, circumstances so warrant. Any such change or withdrawal of the rating could have an adverse effect on the market price of the bonds.

                                  APPENDIX B

Special Considerations Relating to California Municipal Obligations

          RISK FACTORS--INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

   The following summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of California, Puerto Rico, the U.S. Virgin Islands and Guam, are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. Neither the fund nor the manager has undertaken to verify independently such information and neither the fund nor the manager assumes responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the fund is permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on alternative minimum tax "AMT"-subject bonds in which the fund will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the fund. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

   Following is a brief summary of select state factors affecting the fund. It does not represent a complete analysis of every material fact affecting California debt obligations. Each summary is based on a sampling of offering statements for the debt of California issuers, data from independent rating agencies, and/or data reported in other public sources.

California Fund Risk Factors

   The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of California issuers. The fund has not independently verified the information. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

General Economic Conditions

   The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries are sensitive to trade disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption.

   A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by, a significant downturn in the performance of the stock markets.

   Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State has experienced an economic recession in 2001 and a sluggish recovery in 2002 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01; they were an estimated $59.7 billion in 2001-02, and are projected to be $61.7 billion in 2002-03 and $63.1 billion in 2003-04. The bulk of the revenue declines from 2000-01 through 2001-02 were from personal income taxes, principally from reduced capital gains realizations and stock option income.

   It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local government budgets.

   Prior Years' Financial Results. Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, with the State's General Fund taking in substantially greater tax revenue than was initially planned when the budgets were enacted for the fiscal years ended in 1996, 1997, 1998, 1999 and 2000 ($2.2 billion, $1.6 billion,
$2.4 billion, $1.7 billion and $8.2 billion, respectively), and no external deficit borrowing occurred over the end of the five fiscal years prior to 2001-02.

   2000 Budget Act. The 2000 Budget Act assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. This budget appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00, and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties (the "SFEU") available from surpluses in the prior year. About $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, its administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

   The 2002-03 Governor's Budget, released in January 2002, provided final 2000-01 revenue and expenditures. Expenditures in 2000-01 were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001 of about $6.2 billion from the General Fund to make loans for the Department of Water Resources of the State ("DWR") power supply program (see "Repayment of Energy Loans" below).

   2001 Budget Act. The 2001 Budget Act's spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the DWR for power purchases would be repaid with interest.

   The final estimate of 2001-02 revenues and expenditures, included in the 2003-04 Governor's Budget in January 2003, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

   Current Fiscal Year. The 2002-03 Budget projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, including stock option and capital gain realizations, have been particularly impacted. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

   The May 2002 Revision to the Governor's Budget projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap rose from the $12.5 billion estimated in January to $23.6 billion.

   On September 5, 2002, the Governor signed the budget bill for fiscal year 2002-03. The budget initially forecast $79.2 billion in General Fund revenues and transfers and $76.7 billion in expenditures. The revenue estimates have proved to be substantially overstated, as expected economic recovery has not occurred, among other factors. Based on revised estimates in the 2003-04 Governor's Budget, revenues and transfers in 2002-03 will be $73.1 billion, with expenditures of $75.5 billion.

   In the summer of 2002, the Governor notified all State agencies to prepare 2003-04 budget proposals for a minimum of 20 percent cut in funding. In November 2002, the Governor further directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional non-essential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions.

   On December 6, 2002, the Governor released proposals for immediate action to reduce the budget gap by about $10.2 billion, of which $3.4 billion would be seen in 2002-03 and the balance in 2003-04. The Legislature began to consider these proposals in conjunction with the 2003-04 Governor's Budget. Certain of the proposals require two-thirds approval of each house of the Legislature. As of February 5, 2003, the Legislature had adopted

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certain budget corrections, but they differed in some significant respects from the Governor's proposals, and the Governor may not approve all of them.

   Fiscal Year 2003-04 Budget. The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues as a result of the slower than expected economic recovery. The decline was mainly due to weak personal income tax revenues, which dropped by nearly 26 percent in 2001-02 and are expected to decline by another 0.5 percent in 2002-03. As a result, the Administration projected a $34.6 billion budget shortfall for 2002-03 and 2003-04.

   The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. Most of the decline is attributable to the personal income tax revenues, which are particularly impacted by the stock market's decline. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04, respectively. The estimate for 2002-03 included about $2.8 billion of transfers and loans.

   The 2003-04 Budget addresses the $34.6 billion gap by proposing cuts and savings ($20.7 billion), State-local program realignment ($8.1 billion), fund shifts ($1.9 billion), transfers/other revenue ($2.1 billion), and loans/borrowing ($1.7 billion). Although the budget does not propose any tax increases to support General Fund obligations, the budget does fund the State-local program realignment through dedicated revenue streams based on a one-cent sales tax increase ($4.6 billion), new 10% and 11% tax brackets ($2.6 billion) and an increased excise tax on cigarettes and other tobacco products ($1.2 billion). Many of these proposals are controversial and there can be no assurance which will eventually be enacted by the Legislature.

   The Legislative Analyst's Office released a report following publication of the 2002-03 Governor's Budget, in which the two-year budget gap was projected to be around $26 billion, as compared to the Governor's estimate of $34.6 billion. This projection can be attributed to more optimistic economic and revenue forecasts and a difference in methods and timing by which the agencies identify future spending requirements, though this difference does not have any budgetary impact since the Governor had proposed spending reductions to offset his higher estimate.

   The Governor released the May Revision to the 2003-04 Governor's Budget on May 14, 2003 (the "2003 May Revision"). The 2003 May Revision projected that while some corrective action was taken in March and April 2003, the pre-corrective action budget gap has increased to about $38.2 billion, primarily due to the cancellation of the sale of a tobacco securitization bond, lost opportunities for savings with the passage of time, and increased caseload in certain health and correctional programs. The budget proposals in the May Revision were significantly changed from the original Governor's Budget. In summary, the Governor proposed to address the budget challenge in three phases:
(1) eliminate an estimated $10.7 billion budget deficit accumulated through June 30, 2003, by issuing bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the fiscal year 2003-04 budget with a combination of expenditure cuts (some already approved by the Legislature in March and April), fund transfers and loans, and transfer of certain health and social services programs from the State to counties, and (3) pursue legislative action during the balance of the 2003 Legislative session to enact structural reforms that would eliminate an estimated $7.9 billion structural deficit for the 2004-05 fiscal year.

   Future Budgets. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness

   General Obligation Bonds. As of May 1, 2003, the State had approximately $26.5 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $29.6 billion remained unissued as of that date.

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   Ratings.  As of June 9, 2003, the State's general obligation bonds were rated A2 by Moody's, A by Standard & Poor's, and A by Fitch Ratings. On February 10, 2003, Moody's lowered its rating from A1 to A3 to reflect the magnitude of the imbalance between the State's revenues and expenditures, and the expectation the State will not be able to sufficiently address the imbalance in the upcoming fiscal year--given the inherent obstacles to reaching consensus on solutions to the problem. Citing a sharply higher General Fund deficit of $34.8 billion for fiscal years 2002-03 and 2003-04, in December 2002, Standard & Poor's lowered its rating to A from A+. Fitch Ratings similarly lowered its rating to A from AA citing financial pressure since 2001, reflecting in part recessionary conditions and an unprecedented drop in personal income tax receipts which it expects to continue in 2003-04. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future.

   Commercial Paper Program. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $2.0 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. As of May 1, 2003, the Finance Committees had authorized the issuance of up to approximately $13.1 billion of commercial paper notes; as of that date approximately $150 million aggregate principal amount of general obligation commercial paper notes was outstanding.

   Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. As of May 1, 2003, the State had approximately $6.7 billion of outstanding lease purchase debt.

   Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $42.6 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the General Fund outstanding as of December 31, 2002.

   Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State did not issue any revenue anticipation notes for the 2000-01 fiscal year. The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes on October 4, 2001, which matured on June 28, 2002. In late October and early November of 2002, the State issued a total of $12.5 billion of 2002-03 Revenue Anticipation Notes to partially fund its cash flow needs in the 2002-03 fiscal year, including repayment of the $7.5 billion in revenue anticipation warrants it issued in June 2002.

   While the State believed when the 2002 Revenue Anticipation Notes were issued that it would have sufficient cash resources in June 2003 to pay the debt service due, circumstances since that time have reduced the State's cash position to such an extent that the debt service cannot be paid without further borrowing. Accordingly, the State Controller is now planning to issue $11 billion of Revenue Anticipation Warrants on June 18, 2003 to provide enough additional cash to pay the debt service due on the 2002 Revenue Anticipation Notes and to pay other State obligations coming due in June 2003 and in the first months of the 2003-04 fiscal year.

   The original cash flow estimates for the 2002-03 fiscal year included a number of assumptions which have been achieved, including the receipt of $6.6 billion from the sale of Department of Water Resources power revenue bonds in November 2002 and $2.5 billion from the sale of tobacco litigation settlement payments in January 2003. (See "Repayment of Energy Loans" and "Tobacco Litigation" below.) The following major factors, however, have resulted in the reduction of cash flow estimates as the year has progressed: (1) enactment by the Legislature of mid-year budget reductions in lower amounts than requested by the Governor, (2) cancellation of the second part of the planned sale of bonds secured by tobacco litigation settlement payments, which would have produced $2 billion of receipts for the General Fund in April 2003, and
(3) higher

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

than expected expenditures for health and social services and correctional programs due to higher caseloads/ population. These negative factors were partially offset by recognition of about $1.1 billion of additional internal borrowable resources.

Repayment of Energy Loans

   The DWR borrowed money from the General Fund for DWR's power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

   The loans from the General Fund and the banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers

   The primary source of money to pay debt service on the DWR revenue bonds will be revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

Tobacco Litigation

   In 1998, the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollar in payments and restrictions on marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045. Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

   During fiscal year 2001-02, the General Fund received $478 million in settlement payments. Of that amount, $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain health care costs. The 2003 May Revision forecasts payments to the State totaling $474 million in 2002-03 and $174 million in 2003-04, respectively, which will be deposited in a special fund to pay certain healthcare costs.

   The State planned an issuance of revenue bonds to generate $4.5 billion for the General Fund during the 2002-03 fiscal year secured by the tobacco settlement revenues to be received by the State beginning in the 2003-04 fiscal year. An initial sale producing $2.5 billion in revenue was completed in January 2003. The second part of the sale, originally scheduled in April 2003, has been cancelled because of uncertainties in the market for the bonds.

Local Government

   The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic

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services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also 477 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

   Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

   A program to offset a portion of the vehicle license fees paid by vehicle owners was established in 1998. The amount of this offset has increased from 25 percent in 1999 to the current level of 67.5 percent. This offset is expected to provide tax relief of $3.850 billion in 2002-03 and $3.916 billion in 2003-04. Since 1999, the General Fund has backfilled the offset so that the tax relief did not result in a revenue loss to local governments. However, as the amount paid by taxpayers has been reduced the amount backfilled by the General Fund has increased. State law requires the reduction of the vehicle license fee
(VLF) offsets and restoration of the VLF "during any period in which insufficient moneys are available to be transferred from the General Fund to fully fund the offsets." Based on all available financial information, as of June 2003, the State anticipates there will be insufficient moneys available to be transferred from the General Fund for the offsets, beginning with the payments scheduled for transfer in July 2003. Thus, the 2003 May Revision assumes that the State will not be obligated to make offset payments in 2003-04. This action will reduce General Fund expenditures by $4.18 billion in fiscal year 2003-04 and result in a reduction of approximately $825 million to local governments if alternate funding is not provided by the Legislature during the period of time needed for the Department of Motor Vehicles to phase out the offset from vehicle registration bills.

   The 2003-04 May Revision also proposes a State-local realignment of various programs including mental health, substance abuse, childcare, health, social services, long-term care, and court security. The realignment proposal would transfer the responsibility for these programs from the State to the local governments. The May Revision also proposes to fund these new responsibilities with sales, income and tobacco tax increases.

Constitutional and Statutory Limitations; Recent Initiatives; Pending
Legislation

   The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

   The State is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. There are various types of appropriations excluded from the Appropriations Limit.

   The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

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   The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

   On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Appropriation Limit to K-14 schools.

   Although total revenues have increased significantly since 1994-95, the projected level of Proposition 98 appropriations level revenue decreased $324 million from the 2003-04 Governor's Budget revenues (from $65.088 billion to $64.764 billion). The combined effect of this decrease in revenue, an increase in average daily attendance and a $401 million decrease in anticipated local revenue (from $15.013 billion to $14.612 billion), has increased the calculation of the General Fund share of the minimum K-14 funding level $317 billion for 2002-03 (from approximately $28.9 billion to approximately $29.2 billion). The revised 2002-03 Proposition 98 appropriations of $29.3 billion reflect $2.6 billion of enacted mid-year reductions. Because of a combination of factors, the minimum guarantee decreased $84 million (from $43.9 billion to $43.8 billion), resulting in a $122.3 million overappropriation in the current year.

   The revenue projection for 2003-04 exceeds the revised 2002-03 estimates by approximately $2.4 billion. The General Fund share of the guarantee will increase approximately $392 million, from $29.3 billion in 2002-03 to $29.7 billion in 2003-04. Despite this decline in the General Fund share of the guarantee, the 2003-04 Governor's Budget proposes to fully fund enrollment growth. The 2003-04 Governor's Budget also proposes total funding for K-14 education of approximately $44.1 billion ($6,708 per K-12 pupil), an increase of 2.6 percent compared to the revised 2002-03 level adjusted for the child care realignment proposal.

   Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Appropriation Limit spending limit would restrain the State's ability to fund such other programs by raising taxes.

   Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

Pending Litigation

   The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

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                                  INFORMATION

   The sources for the information presented above include official statements and financial statements from the State of California. While the funds have not independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                                      B-9

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                                  APPENDIX C

Special Considerations Relating to Florida Municipal Obligations

  See Special Note prior to Appendix B.

Risk Factors--

  Population

   In 1980, Florida was the seventh most populous state in the U.S. Florida has grown dramatically since then and as of April 1, 2002, ranks fourth with an estimated population of 16.62 million.

  . The U.S. average population increase from 1990 to 2000 was about 1.0% annually, while Florida's average increase was about 1.8% annually.

  . From 1990 to 2000, 86% of Florida's population growth was due to more people moving into Florida than moved out. The remaining 14% was due to the excess of births over deaths.

  . Approximately one-third of the population increase due to the net in-migration was due to people moving to Florida from foreign countries, and the other two-thirds was due to people moving from other states.

  . The working age population (18-64), which grew by approximately 24% from 1990 to 2000, represented 59.6% of Florida's total population in 2000. This share is expected to increase 20% in the next decade.

  . The percentage of Florida residents aged 65 and older increased by 18.6% between 1990 and 2000 and is projected to increase by another 22.2% between 2000 and 2010.

Income

  .  Personal income in Florida has been growing steadily the last decade.

  . Florida's real income per person has tracked closely with the U.S. average and has tracked above the southeast.

  . Since 1992, however, Florida's real income per person has been consistently slightly below that of the U.S.

   Florida has a proportionately greater retirement age population than most states. As a result, property income (dividends, interest, and rent), and transfer payments (for example, Social Security and pension benefits) are relatively more important sources of income to persons residing in Florida. Transfer payments are typically less sensitive to the ups and downs of the economy than wages and salaries and other employment income, and, therefore, act as a stabilizing force in weak economic periods.

   The personal income of residents of the various states in the U.S. is frequently used to make comparisons among the various states. However, using personal income to compare Florida to other states can be misleading. Florida's personal income is systematically underestimated. Contributions by employers to employees' pension, profit sharing, and other retirement plans are included in personal income of that employee while the employee is working and earning wages and salary. When those same employees retire, to avoid double accounting, retirement payments to them from those retirement plans are excluded in computing personal income. Florida retirees are more likely to be collecting retirement benefits that they earned in a state other than Florida. As a result, Florida personal income is underestimated.

  .  Florida has no personal income tax.

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  .  Florida's real income per person in 2001 was $28,947.

  . The U.S. average real income per person in 2001 was slightly higher at $30,472.

  . Real income per person in the southeast United States in 2001 was slightly lower at $27,246.

  . Florida real income per person increased 4.3% from 2000 to 2001, and total Florida personal income increased 6.5% from 2000 to 2001.

  . While Florida has historically outperformed the nation in terms of employment and income growth, the September 11 terrorist attacks have significantly changed Florida's economic outlook. Wage and salary growth are expected to decline over the years following the terrorist attacks. Although wages and salaries increased 9.2% in the fiscal year ended June 30, 2001, total wages and salaries were projected to grow only 6.1% in the fiscal year ended June 30, 2002/1/ and 5.1% in the fiscal year ending June 30, 2003. Wage and salary growth is expected to recover in the fiscal year ending June 30, 2004.

Employment

  . Between 1990 and 2000, Florida's working age population (age 18-64) increased by approximately 23.7% and the number of employed persons in Florida increased approximately 20.2%.

  . Florida is gradually becoming less dependent on employment related to construction, agriculture, or manufacturing, and more dependent on employment related to trade and services.

  . In 1998, 13 of the 20 public companies in Florida generating the most revenue were Fortune 500 companies with headquarters in Florida.

   In 2001, services constituted 37.6% and wholesale and retail trade constituted 24.6% of Florida's total non-farm jobs. The U.S., however, continues to have a greater percentage of manufacturing jobs than Florida. Manufacturing jobs tend to pay higher wages, but service jobs can also pay well and tend to be less sensitive to swings in the business cycle. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These type of manufacturing jobs tend to be less cyclical.

  . From 1990 to 1994, Florida's unemployment rate was consistently slightly higher than that of the U.S.

  . From 1995 to 1997, Florida's unemployment rate was generally below that of the U.S.

  . In 1998, Florida's unemployment rate was again very slightly above that of the U.S.

  . From 1999 to 2002, Florida's unemployment rate once again fell below the U.S. unemployment rate.

   The September 11 terrorist attacks significantly affected both the nation's and Florida's economic outlook. While Florida's economy is expected to show major declines for the fiscal year ended June 30, 2002, it is expected to improve in the fiscal year ending June 30, 2003.

  . Total non-farm employment growth in Florida weakened substantially in the last quarter of 2001 and is expected to have continued to weaken in the first quarter of 2002. Most of the decline will occur in the mining, construction, and manufacturing sectors. It is expected that non-farm employment will recover at the rate of 1.4% for the fiscal year ending June 30, 2003.

  . Trade and services, the two largest employment sectors, currently account for more than half of the total non-farm employment in Florida.

  .  The service sector is now Florida's largest non-farm employment category.
--------
(1) All figures in this risk disclosure that are stated as projections or estimations for the fiscal year ended June 30, 2002, are referred to as such because the relevant data had not been conclusively calculated to provide actual figures as of January 15, 2003.

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  Construction

   In the past, Florida's economy has been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years as a result of continued diversification of Florida's economy. For example, in 1973, total contract construction employment as a share of total non-farm employment was about 10%, in the late 1980's, the share had edged downward to 7.5%, and in 1998, the share was only 5.2%. This trend is expected to continue as Florida's economy continues to diversify.

   While recent federal tax reforms reducing capital gains realized on the sale of homes may increase the purchases of second, preretirement homes in Florida, single and multi-family private housing starts in Florida have slowed over the past two years.

  . There were 162,600 single and multi-family housing starts in 1999-2000. A projected loss of 22,900 housing starts is expected for the fiscal year ended June 30, 2002. A moderate increase in starts is expected to occur in the fiscal year ending June 30, 2003 as a result of lower interest rates and an overall improvement in the U.S. economy.

  . Total construction expenditures in Florida are forecasted to decrease 2.2% for the fiscal year ended June 30, 2002, and increase 1.8% for the fiscal year ending June 30, 2003.

  Tourism

   Tourism is one of Florida's most important industries. Approximately 62.3 million tourists visited Florida in 2001. Florida's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Due in large part to the fact that Florida does not have a state individual income tax, tourists in Florida are, in essence, additional residents for purposes of determining Florida tax revenues.

   The September 11 terrorist attacks severely weakened Florida's tourist industry. The closure of the nation's airports in the week following the attacks caused travel to come to an abrupt halt. The cancellation of travel plans and the avoidance of crowded places by tourists resulted in a significant drop in the number of visitors coming to Florida.

  Revenues and Expenses

   Estimated General Revenue plus Working Capital Funds available to Florida for the fiscal year ending June 30, 2003, total $20,856.6 million. Of the total General Revenue plus Working Capital Funds available to Florida, $19,637.4 million of that is Estimated Revenues. With effective General Revenues plus Working Capital Funds appropriations at $20,697 million, including $18 million transferred to the Budget Stabilization Fund, unencumbered reserves for the fiscal year ending June 30, 2002, are $159.6 million. Estimated General Revenue plus Working Capital Funds available to Florida for the fiscal year ending June 30, 2004, total $20,718.7 million, a 0.66% decrease from the fiscal year ending June 30, 2003. The $20,439.4 million in Estimated Revenues represents a decrease of 1.2% from the previous year's Estimated Revenues.

  General Revenues and Expenses

   For the fiscal year ended June 30, 2001, approximately 63% of Florida's total direct revenue to its four operating funds was derived from Florida taxes and fees, with Federal grants and other special revenue accounting for the balance. The large majority of Florida General Revenue Funds available to Florida for the fiscal year ended June 30, 2001, were made up of the following taxes:

  .  Sales and use tax--73%

  .  Corporate income tax--7%

  .  Intangible personal property tax--3%

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  .  Estate tax--4%

  .  Documentary stamp tax--2%

   During the same fiscal year ended June 30, 2001, the large majority of expenditures from Florida's General Revenue Fund were as follows:

  .  Human Services--37%

  .  Education--28%

  .  General Government--12%

  Florida Sales and Use Tax

   Florida's sales and use tax (6%) currently accounts for Florida's single largest source of tax receipts. Slightly less than 11.5% of Florida's sales and use tax is designated for local governments. In addition to this money from the State of Florida, local governments may (by a vote of the residents) assess a 0.5% or a 1.0% discretionary sales surtax within their county.

  . With the exception of the tax on gasoline and special fuels, the receipts from the sales and use tax are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or to local governments. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law.

  . For the fiscal year ended June 30, 2001, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the General Revenue Fund totaled $13,952.2 million, an increase of 1.3% over the fiscal year ended June 30, 2000 collections.

  . For the fiscal year ended June 30, 2001, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the Solid Waste Management Trust Fund totaled $49.5 million, an increase of 7.6% over the fiscal year ended June 30, 2000 collections.

  . For the fiscal year ended June 30, 2001, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to local governments totaled $1,800.9 million, an increase of 42.5% over the fiscal year ended June 30, 2000, collections.

  Alcoholic Beverage Tax

   Florida imposes an alcoholic beverage, wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of Florida's major tax sources. The surcharge on alcoholic beverages sold for consumption on premises was reduced by the 1999 Legislature. This reduction was expected to reduce collections by $30.3 million in the fiscal year ended June 30, 2000, and $37.4 million in the fiscal year ended June 30, 2001. Approximately 88% of the revenues collected from this tax are deposited into Florida's General Revenue Fund.

  . Receipts from the alcoholic beverage tax and liquor license fees that were credited to the General Revenue Fund totaled $523.3 million for the fiscal year ended June 30, 2001, a decrease of 6.0% from the fiscal year ended June 30, 2000.

  Corporate Income Tax

   Florida imposes an income tax on corporations. All receipts of the corporate income tax are credited to the General Revenue Fund.

  . For the fiscal year ended June 30, 2001, corporate income tax totaled $1,344.8 million, a decrease of 4.4% from the fiscal year ended June 30, 2000.

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  Documentary Stamp Tax

   Florida imposes a documentary stamp tax on deeds and other documents relating to realty, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The receipts from the documentary stamp tax are credited mainly to various trust funds. Only 7.56% of these taxes are deposited to the General Revenue Fund.

  . For the fiscal year ended June 30, 2001, receipts from documentary stamp tax collections that were credited to the General Revenue Fund totaled $479.2 million, an increase of 5.6% from the fiscal year ended June 30, 2000.

  Intangible Personal Property Tax

   Florida imposes an annual intangible personal property tax on stocks, bonds, including bonds secured by liens on Florida real property, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is currently 1 mill (a mill is $1.00 of tax per $1,000.00 of property value). Florida also imposes a non-recurring tax on mortgages and other obligations secured by liens on Florida real property. The rate of the non-recurring tax was reduced as of January 2000, from 2 mills to 1.5 mills, and a further reduction to 1 mill was effective January 2001. After reduction for administrative costs incurred by the Florida Department of Revenue, 66.5% of the receipts from the intangible personal property tax are distributed to the General Revenue Fund and the remaining 33.5% are distributed to the County Revenue Sharing Trust Fund.

  . For the fiscal year ended June 30, 2001, receipts from intangible personal property tax collections that were credited to the General Revenue Fund totaled $660.8 million, an increase of 14.2% from the fiscal year ended June 30, 2000.

  Estate Tax

   Florida imposes an estate tax on the estate of a decedent for the privilege of transferring property at death. The estate tax is limited by the Florida Constitution to an amount equal to the aggregate credit or deduction allowable against an estate's federal or other state tax liability. Therefore, an elimination or reduction of the federal estate tax could significantly reduce the revenue from the Florida estate tax. All receipts of the estate tax are credited to the General Revenue Fund.

  . For the fiscal year ended June 30, 2001, receipts from this tax were $767.1 million, a decrease of 1.5% over the fiscal year ended June 30, 2000.

  Communications Services Tax

   On October 1, 2001, a unified tax on communications services became effective. The new communications services tax replaces previous gross receipts and municipal utilities taxes and franchise fees and was designed to be revenue neutral.

  Lottery

   Florida began its own lottery in 1988. Florida law requires that lottery revenues be distributed to the public in prizes, for use in enhancing education, and for costs of administering the lottery.

  . Lottery ticket sales for the fiscal year ended June 30, 2001, totaled an estimated $2,297.8 million, providing education with approximately $873.1 million.

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  Tobacco Litigation Award to Florida

   Florida's 1997 tobacco litigation settlement, as amended in 1998, is expected to exceed $11 billion over a 25 year period. The settlement anticipates that Florida will use the proceeds for children's healthcare coverage and other health-related services, to reimburse Florida for medical expenses it has incurred, and for mandated improvements in enforcement efforts against the sale of tobacco products to minors. A portion of the settlement funds have been deposited in the Lawton Chiles Endowment Fund as a continuing source of funding for services to children and elders, and for biomedical research. As of June 30, 2002, the value of the Lawton Chiles Endowment Fund was approximately $1,293 million.

  Debt-Balanced Budget Requirement

   At the end of the fiscal year ended June 30, 2002, Florida had outstanding approximately $15,422 million in principal amount of net tax-supported debt. Since then, the State has issued approximately $1,097 million in principal amount of net tax-supported bonds.

   Florida's Constitution and statutes require that Florida not run a deficit in its budget, as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. The Governor and Chief Financial Officer are responsible for ensuring that a deficit will not occur in any state fund. After consultation with the revenue estimating conference, either the Governor or the Chief Financial Officer can determine that a deficit has occurred or will occur. If the Chief Financial Officer determines that a deficit has occurred or will occur, he reports his determination to the Governor and then to the Legislative Budget Commission for further action if the Governor does not certify the existence of a deficit within 10 days after the Chief Financial Officer's report. The Governor is required to develop a plan of action to eliminate the budget shortfall for the executive branch and the Chief Justice of the Florida Supreme Court is required to develop a plan of action to eliminate the budget shortfall for the judicial branch within 30 days after the determination that a deficit exits. If the budget shortfall is less than 1.5% of the money appropriated from the General Revenue Fund during a fiscal year, then such deficits are resolved for the executive branch by the Legislative Budget Commission and for the judicial branch by the Chief Justice of the Florida Supreme Court. If the budget shortfall is more than 1.5% of the money appropriated from the General Revenue Fund during a fiscal year, then the budget shortfall is resolved by the legislature.

  Litigation

   Currently under litigation are several issues relating to Florida actions or Florida taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on Florida's financial position. A brief summary of these matters follows.

  Nathan M. Hameroff, M.D., et al. v. Agency for Healthcare Administration, et al.

   This is a class action suit, wherein the plaintiffs challenged the constitutionality of Florida's Public Medical Assistance Trust Fund annual assessment on net operating revenue of free standing out-patient facilities offering sophisticated radiology services. The case went to trial October 3-4, 2000. On February 5, 2001, the trial court ruled that Florida Statute
(S)395.705 was unconstitutional and disallowed further assessments. Judgment was entered against the Agency on February 15, 2001. The Agency has appealed and filed an initial brief in July 2001. The potential refund liability could total approximately $144 million.

  Savona, et al. v. Agency for Health Care Administration

   The plaintiffs seek reimbursement of differential between Medicare and Medicaid rates for dual-enrolled eligibles. The case was settled on October 6, 2000 and final judgment on the settlement was entered on June 18,

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

2001. A total of $98 million will be paid by the Agency for Health Care Administration over three years subject to legislative approval. The State's share is 45 percent of the $98 million. The Florida Legislature appropriated $32 million in the 2001-2002 budget for the first installment of the settlement, which was paid on July 27, 2001.

  State Contracting and Engineering Corp. v. Florida Department of Transportation, et. al.

   State Contracting and Engineering Corp. (SCEC) holds a patent on a Value Engineering Change Proposal (VECP). SCEC claims that the Department of Transportation owes SCEC royalties and compensation for other damages involving the Department's use of the VECP design. The case is scheduled for trial on January 28, 2002. If the State is unsuccessful in its actions, potential losses could range from $30 to $60 million.

  Riscorp Insurance Company, et. al. v. Florida Department of Labor and Employment Security and Mary B. Hooks consolidated with Florida Hospitality Mutual Insurance Company v. Department of Labor and Employment Security

   The Department of Labor and Employment Security collects assessments on "net premiums collected" and "net premiums written" from carriers of workers' compensation insurance and by self-insurers in Florida. The plaintiffs seek refunds of assessments paid from 1995-1998 of approximately $35 million. On December 27, 2001, the Circuit Court granted plaintiffs' motion for a partial final summary judgment, ruling that the plaintiffs were entitled to deduct ceded premiums from their premium base in calculating assessments paid for years 1995-1998. A trial on liability is scheduled for March 2002 and a separate trial on damages is scheduled for July 2002.

  U.S. Environmental Protection Agency v. Florida Department of Transportation

   The Department of Transportation contends that it does not hold title to contaminated land. The U.S. EPA is conducting environmental test on the land and has asserted a cost recovery claim against the Department of approximately $25.6 million. The Department's Motion for Declaratory Judgment with respect to the Department's ownership of the land was denied and upheld on appeal. The EPA is preparing an Amended Record of Decision. On October 5, 2001, a tolling agreement was signed extending the time to sue until May 2002.

  Sarnoff v. Department of Highway Safety and Motor Vehicles

   Plaintiffs challenge the constitutionality of Section 325.214(2) of the Florida Statutes, which imposes a $10 fee on the emissions inspections of automobiles in 7 of Florida's 67 counties. The trial court's class certification order was reversed on December 29, 2000 and a rehearing was denied on February 2, 2001. Plaintiffs have invoked the discretionary review of the Florida Supreme Court and the oral argument was heard on November 7, 2001. The amount of potential loss to the State is estimated to be between $96 million and $106 million.

  Paul K. Mateo, et al., v. Florida Department of Revenue

   This is a class action suit challenging the constitutionality of the surcharge imposed pursuant to Section 212.0606 Florida Statutes, and seeking a tax refund of sales taxes paid on the lease of motor vehicles that included that certain $2.00 surcharge. The Plaintiff's Complaint and subsequent Amended Complaint were dismissed in the trial court, the latter with prejudice. The Plaintiff has timely appealed the trial court's dismissal. Potential loss to the State may be in excess of $25 million.

  Transitions Optical, Inc. v. Florida Department of Revenue

   This is a class action suit challenging the imposition of ad valorem county taxes on computer software, and seeking a tax refund of all such ad valorem taxes previously paid. On August 25, 2000, the trial court granted Plaintiff's Motion for Clarification and for Reconsideration and Rehearing and Dismissing Complaint with Prejudice. The Plaintiff timely appealed the trial court's dismissal on September 18, 2000. Pepperidge Farm is a

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

co-Plaintiff in this case and has a concurrent case in Polk County, which is currently in the discovery phase. Potential loss to the State may be in excess of $25 million.

  Rendon v. Florida Department of Transportation

   The Plaintiffs seek a declaratory judgment that the surtax charged for a disabled parking permit is illegal and violates the Americans with Disabilities Act of 1990. On November 14, 2001, the trial court granted plaintiffs' motion for summary judgment. On December 18, 2001 the trial court heard the State's Motion for Rehearing, Reconsideration, and Clarification Regarding Appropriateness of Remedy and Scope of Relief and the plaintiff's Motion for Contempt and Sanctions. The court has not yet made its decision. The estimated loss to the State could be in excess of $25 million.

  Deficit Fund Equity

   The Special Disability Trust Fund has a deficit fund balance of approximately $1.4 billion. This deficit is the result of claims expense over net assessment revenue.

   The St. Lucie County Expressway Authority has a deficit fund balance of approximately $2.9 million primarily as a result of a prior period adjustment to recognize obligations payable to the Department of Transportation for advances to the Authority for operations and current year advances.

   The Tobacco Settlement Trust Fund has a deficit balance of approximately $23 million. This deficit is the result of Medicaid program costs in excess of receipts. Tobacco settlement receipts from the tobacco industry scheduled for December 2001 will eliminate this deficit.

  Bond Ratings

   Florida maintains a bond rating of Aa2, AA+, and AA from Moody's Investors Service, Standard & Poors Corporation, and Fitch, Inc., respectively, on all of its general obligation bonds. While these ratings and some of the information presented above indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Municipal Obligations purchased by the Fund will not be adversely affected by any such changes.

  September 11, 2001

   The September 11 terrorist attacks substantially changed Florida's economic outlook. While Florida has historically outperformed the nation in terms of employment and income growth due to its favorable natural, economic, and tax environments, and a growing population that fueled an increased demand for goods and services, the terrorist attacks have severely weakened Florida's economic strength. Although U.S. economic fundamentals remain strong, the war on terrorism heightens economic volatility and risk. Further attacks could erode consumer confidence and drive the economy into a more prolonged and deeper recession.

                                  INFORMATION

   The sources for the information presented above include official statements and financial statements of the State of Florida. While the funds have not independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

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                                  APPENDIX D

Special Considerations Relating to Georgia Municipal Obligations

  See Special Note prior to Appendix B

                                    OUTLOOK

   The stable outlook reflects Georgia's underlying economic strength and conservative management. This is in keeping with Standard & Poor's expectation that management will take swift corrective action if aggressive revenue estimates for fiscal 2004 do not materialize. Standard & Poor's has noted the state's commitment to bring expenditure growth in line with available revenues.

                                   RATIONALE

   The 'AAA' rating on Georgia's series 2003A and 2003B GO bonds is based on the full faith, credit, and taxing powers of the state.

   In addition, the rating reflects:

   The state's broad-based and diverse economic base, which has experienced stagnant growth from 2001-2003;

   A low debt burden;

   Conservative financial management; and

   A commitment to maintaining strong reserve levels.

   The state's stable employment base, low average cost of living, and extensive transportation infrastructure were driving factors for the diversified economic growth through fiscal 2000. Starting in 2001, employment growth leveled to 0.02%, compared with an average of 4.2% between 1995 and 2000. Georgia's population, 8.5 million in 2002, has grown 30% since 1990. The economy is well diversified, with the presence of many major corporate headquarters. However, employment declines in information/telecommunications, retail, public utilities, and other services contributed to a 2.2% decline in employment as of 2002. Unemployment spiked up to 5.2% in 2002 and is estimated to peak in 2003 at 5.5%. Based on 2004 budget assumptions, employment growth is expected to rebound to about 3%, which is in line with projections by Economy.com. This is above earlier projections that showed growth averaging 1.4% from 2003-2006.

   With a slowing economy, tax and fee revenue collections for fiscal 2002 fell 4.7%, but less than anticipated. This was the first decline in state revenues since 1953. Revenue collections show that the economy hit bottom in fiscal 2002, with collections $642.1 million below 2001 actual results. Income tax and sales tax revenues were $443.4 million and $293 million, respectively, less than 2001 levels.

   In terms of appropriations, education increased by $555 million, but overall expenditures increased by just $85.3 million. Starting in fiscal 2002, the state implemented an across-the-board 10% cut to all agency appropriations, with lesser cuts going to education. These reductions were carried forward into fiscal 2003.

   The midyear adjustment and revenue shortfall reserves are fully funded at an estimated $140 million and $700 million, respectively. When included with a $175 million surplus carried over from fiscal 2002, the state had strong flexibility with $1.014 billion (budgetary basis) of cushion going into fiscal 2003. In fiscal 2003, the midyear adjustment reserve has been used and the revenue shortfall reserve reduced to $420 million by year-end.

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

This is net of $138.1 million appropriated for use in fiscal 2003 and about $142 million budgeted for fiscal 2004. The midyear adjustment reserve, funded at 1% of annual revenues, has a balance of $138 million in 2004.

   The 2004 budget assumes total revenue of $16.1 billion, no increase over fiscal 2003 revenues. Net revenues, however, are 7% higher than 2003, driven by increases in sales and income tax revenues. Additionally, revenues include $351 million from revenue enhancements and new sources and a $193.5 million increase in lottery revenues. Standard & Poor's Ratings Services views the state's estimates as somewhat ambitious, particularly when compared with the much lower revenue growth expectations of other states.

   Proceeds of the bonds will be used to finance a variety of capital projects, such as higher education, ports, transportation, and tourism. Georgia's overall debt burden remains low at $785 per capita, 1.1% of full value, and 2.7% of personal income. Debt service carrying charges by policy are also low at less than 5% of expenditures. Amortization is rapid, with 71% of outstanding debt retired within 10 years.

                                    ECONOMY

   Georgia's economy is well diversified, with the presence of many major corporate headquarters, including Delta Air Lines (26,237 employees), BellSouth Corp. (24,011), Fort Benning (33,800), Emory University (13,619), Mohawk Industries Inc. (18,000), Shaw Industries Inc. (23,500), and The Southern Co./Georgia Power (8,628). Other leading employers include Wal-Mart Stores Inc. (40,800), AT&T Corp. (10,455), and three other installations with a combined employment of 65,009.

   The state's economy and employment trends, however, remain stagnant. Employment declined 2.2% after no growth in 2001 and 0.2% growth is projected in 2003. Unemployment has peaked at 5.5% in 2003. The trend reflects 22 months of negative employment growth. Personal bankruptcies have risen between 2001 and 2003.

   The telecommunications industry has placed downward pressure on the economy. On the service side of the industry, more than 16,000 jobs have been lost. The equipment segment has shed 5,000 jobs. Many of the lost jobs were high paying, factoring into the decreased demand for services and retail.

   Recent layoffs include 300 jobs at Cingular and 500 jobs at BellSouth.

   The retail sector is also weak. Since peaking in 2000, retail has shed more than 20,000 jobs, a 4% decline. However, the sector has been hit harder during this recession than in 1991. As many as 14 K-Mart stores have closed and J.C. Penney Co. Inc. has cut 1,200 jobs.

   Population-based industries continue to grow, fueled by steady in-migration. The state ranks fifth in the nation in terms of in-migration. Service companies, particularly health and education, continue to grow. However, business services are down, reflecting a decline in the demand for services and equipment.

   The military remains a stabilizing factor in the economy, with 13 military bases and several defense contractors located in the state. However, local economies have been hit by the war in Iraq, with more than 25,000 personnel deployed to the Middle East. There has been a significant decline in the demand for personal services around the bases.

                                   FORECAST

   The recovery of Georgia's economy is expected to follow the nation's. Job growth is expected to resume to 2.8% in 2004, just behind the rest of the nation. The state is projecting robust recovery in employment and consumer and business spending in fiscal 2004. The state economist feels that signs are right for recovery in the business sector.

   Previous growth and expansion have not come without challenges, including infrastructure demands. Suburban sprawl; traffic congestion; and limited regional mass-transit systems in the Atlanta area, which accounts for 55% of the state's jobs; have led to elevated pollution levels and caused Georgia to fall out of compliance with federal clean air standards, resulting in building moratoria and a loss of federal highway funds. The state is undertaking a major highway program in the Atlanta metropolitan area to help alleviate some of the congestion.

                                   FINANCES

   Fiscals 1995-2001 closed with substantial general fund operating surpluses, increasing the unreserved general fund balance to about $1.6 billion. In the 2001 session, the General Assembly changed the revenue shortfall reserve to not less than 3%, but not more than 5%, from 4% of net revenues. At June 30, 2002, the unreserved general fund balance plus the revenue shortfall reserve totaled about $1.4 billion, or 8.5% of expenditures. With budgeted, planned withdrawals, and use of the shortfall reserve in fiscals 2003 and 2004, the ending balance will decrease to $420.1 million from the $700.2 million balance in fiscal 2002.

   For fiscal 2001, the state reported an operating deficit of $227 million in the general fund, as revenue growth slowed. About $100 million of the fiscal 2001 deficit is attributable to a change in accounting for encumbrances, which also resulted in a net $1.6 billion positive adjustment to the fund balance. Reserves, at June 30, 2001, again increased over the prior year, with the midyear adjustment reserve reaching $147 million, the revenue shortfall reserve $734 million, and the unreserved balance $1.43 billion--total reserves of $2.3 billion, or 11.1% of expenditures. Such reserves provide substantial financial flexibility and cushion.

   In fiscal 2002, revenues were $642.1 million below 2001 actual results. Income tax and sales tax were $443.4 million and $293 million, respectively, less than 2001 levels. In terms of appropriations, education increased by $555 million, but overall expenditures increased by just $85.3 million. In response, management implemented an across-the-board 10% cut to all agency appropriations, with lesser cuts going to education. These reductions were carried forward into fiscal 2003.

   The state has revised fiscal 2003 revenue estimates downward, $620 million below the revenues in the proposed budget. Improvements enacted to the tax collection system increased revenue collection by $236 million. Tax decreases enacted in 2002 decreased revenues by $110 million. Through 11 months of fiscal 2003, revenues are off by $265 million over fiscal 2002. The estimated impact of the recession on revenues was a reduction of $214 million. The state had budgeted to be down $172 million by year-end. To meet budget, revenues will have to increase $93 million. The shortfall reserve will be used to close the gap.

   In the fiscal 2004 budget, the state assumes resuming strong revenue growth, with net revenues up $1 billion over estimated 2003 revenues to $14.8 billion, a 7% increase. The state also assumes 2% plus growth in employment and 2%-3% growth in wages and salaries, which the state interprets as leading to income tax revenue growth of 6%-7% for the year. Corporate income taxes are expected to be bolstered by increasing profits and show a pattern of increased strength.

   Sales tax revenues are also expected to increase at a strong pace compared with the past two years. Consumer spending is expected to increase after an almost two-year trough starting in fiscal 2001. The state also expects business spending on equipment to increase modestly, boosting overall sales tax growth. In fact, the state believes that sales tax revenues will rise more than income tax revenues.

   Additionally, the budget includes revenue enhancements totaling $351 million, and the use of $142 million from the revenue shortfall reserve. The new revenues include:

   $180 million in new and increased tobacco taxes,

   $26.1 million in new wholesale-level taxes on motor fuel,

   $12.8 million in minor fee adjustments, and

   $132 million in onetime revenues from a shift in the date for submission of employers' withholding taxes.

   On the appropriation side, agencies will absorb additional cuts of 1.75% in fiscal 2004. Growth pressures on the expenditure side include Medicare and Medicare affected by the uncertainty of full federal reimbursements. Standard & Poor's sees risk in the fiscal 2004 budgeted revenue estimates, which compared with other states are aggressive at 7% growth in net revenues. The state would tap the revenue shortfall reserve in the event that collections are less than estimated.

                                     DEBT

   Georgia's overall debt burden remains low at $779 per capita and 2.8% of personal income. Principal amortization is faster than normal, with 67% of debt retired in 10 years. Under the Georgia Constitution, maximum annual debt service for all GO and guaranteed debt may not exceed 10% of the prior year's revenues. Debt service carrying charges remain low at less than 4% of general government expenditures in fiscal 2001. The Georgia State Financing and Investment Commission, which includes the governor, senate president, and house speaker, is responsible for the issuance of all of the state's public debt.

                               LEGAL PROCEEDINGS

   Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. An adverse final decision could materially affect the State's governmental operations and, consequently, its ability to pay debt service on its obligations.

                                  INFORMATION

   The source for the information presented above is derived from an NSRO. While the funds have not independently verified this information, the funds have no reason to believe that the information is not correct in all material aspects.

                                  APPENDIX E

Special Considerations Relating to New York Municipal Obligations

  See Special Note prior to Appendix B

   Risk Factors--The following information represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of the Prospectus and this SAI. The fund has not independently verified the accuracy and completeness of the information contained in such Official Statements.

   There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the "State") or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the NY Portfolio and NY Money Market Portfolio or the ability of particular issues to make timely payments of debt service on these obligations.

  Economic Trends

   Over the long term, the State and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State is the third most populous state in the nation and historically has been one of the wealthiest. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

   The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

New York State

  The New York Economy

   The terrorist attacks of September 11, 2001, have had a more devastating impact on the State economy than on any other state. In particular, the State's financial and tourism industries have suffered as a result of the attacks. It is therefore not surprising that the State economy is only now emerging from the most recent recession. State employment is projected to rise 0.3 percent in 2003, following a steep decline of 1.8 percent in 2002. Similarly, wage income is projected to rise 2.0 percent in 2003, following a decline of 3.8 percent in 2002. Both wage and total personal income growth for 2003 are expected to be well below historical averages, due in part to further declines in bonus payments for the first quarter of 2003 on a year-over-year basis. Bonus payments paid to financial service workers have been significantly reduced due to the recession and the steep decline in the stock market. In the aftermath of the bursting of the stock market bubble, it is expected that for the next two years bonuses in the financial and insurance sectors will remain at about one-half of their 2001 peak level. The

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unemployment rate for 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003. While the State's rate of economic growth was somewhat slower than that of the nation for calendar years 1990 through 1998, the situation has been improving in recent years. In 1999, for the first time in 13 years, the economic growth rate of the State surpassed the national growth rate, and in 2000, the rates were essentially the same. The September 11, 2001, attacks resulted in a slowdown in New York that was more severe than to the nation as a whole. Nevertheless, in recent years, the gap between the national and State growth rates continues to narrow.

   The risks to the State economic forecast are substantial. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Since financial sector activity remains the largest risk to the State forecast, continued weakness in this sector would have a significant impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, economic growth could be stronger than projected. However, weaker than expected growth for both the national and international economies also could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

   In addition, the State has noted that there are additional risks to its forecast resulting from the uncertainties in the national economy as a whole. In particular, significant risks to the current economic forecast include: (i) global political instability, including the uncertain post-war environment in Iraq, and the Middle East in general; (ii) higher energy prices, which could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

  The 2003-04 State Financial Plan (current fiscal year) and Forecast for 2004-2006

   On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, the Division of Budget ("DOB") issued the Enacted Budget Financial Plan ("Financial Plan") on May 28, 2003, that reflected final action on the 2003-04 state budget by the Legislature. The 2003-04 Governor's Executive Budget (the "Executive Budget") reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from a spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fund increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

   The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Financial Plan indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. The General Fund is the principal operating fund of the State and is used for all financial transactions except those required to be accounted for in another fund. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted federal aid changes and savings from a fiscal management plan being developed. Also excluded are revenues from certain measures

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enacted by the Legislature that the DOB considers to be highly speculative at this time. The combination of federal aid and management actions will keep the 2003-04 budget in balance.

   Legislative changes are projected to increase revenues by $1.9 billion in 2003-04, $1.4 billion in 2004-05, and $605 million in 2005-06. In addition to these changes, revenues are projected to decrease from the Executive Budget forecast by $462 million in 2003-04 primarily due to the impact of 2002-03 actuals on the current year, and the April 2003 income tax settlement. The net 2003-04 revenue change since the Executive Budget is therefore $1.4 billion. General Fund spending is projected to increase from the Executive Budget by a net $2.3 billion in 2003-04, $4.5 billion in 2004-05 and $4.2 billion in 2005-06. Total projected spending in the 2003-04 Financial Plan is $2.33 billion higher than the level recommended in the Executive Budget. Spending changes primarily reflect net legislative restorations and adds in Medicaid ($840 million), school aid ($599 million), funding for member items ($200 million), higher education programs ($193 million) handicapped/all other education programs ($132 million), and welfare programs ($114 million).

   The recently enacted federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, of which the DOB expects New York to receive $2.1 billion over the next two State fiscal years. In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has directed DOB to develop a fiscal management plan to reduce State operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by the time the State's First Quarterly Financial Plan Update is released in July. The DOB will also monitor and work to achieve additional revenues from certain measures enacted by the Legislature that DOB believes are speculative in nature and thus not reflected in the Financial Plan. These include Video Lottery Terminals at racetracks (legislative value of $150 million), collection of cigarette and motor fuel taxes on Indian Reservations (legislative value of $186 million), and collection of use tax (legislative value of $25 million), as well as other measures that the Legislature believes will reduce the outyear gaps.

   The Financial Plan projects total General Fund receipts of $39.84 billion, an increase from the $39.30 billion recorded in 2002-03. This total includes $28.56 billion in tax receipts, $3.67 billion in miscellaneous receipts, and $7.61 billion in transfers from other funds. The Financial Plan projects total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, of $40.84 billion for 2003-04, an increase of $1.32 billion or 3.4 percent from 2002-03. The State expects to end the 2003-04 fiscal year with a closing General Fund balance of $730 million. The closing balance represents monies on deposit in the Tax Stabilization Reserve Fund ($710 million) and the Contingency Reserve Fund ($20 million). The balance assumes achievement of $912 million of savings from the fiscal management plan including additional federal aid as described above.

  Special Considerations

   The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

   Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the State economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East, and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

   Recent events have increased the risks to the forecast for both employment and wages. Although the war with Iraq has recently ended, the threat of future terrorist acts still remains. The continuing erosion of investor confidence has had a major impact on Wall Street and the City economy. Securities industry profits for 2002 were the lowest in eight years; including research settlement charges and write-offs for potential litigation costs, profits were a negative $1 billion for the fourth quarter. After suffering its second consecutive annual loss in 2002, the stock market continued to deteriorate in the beginning months of this year, due largely to the uncertainty related to the military conflict in Iraq. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for State goods and services, will continue to have an adverse impact on the State's economic recovery.

   Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

  Ratings

   Standard & Poor's, Moody's and Fitch Ratings currently rate the State's general obligation bonds AA, A2 and AA, respectively.

   On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA. On May 16, 2003, Standard & Poor's reaffirmed its AA rating, but revised its outlook from stable to negative on the State's general obligation bonds. On December 6, 2002, Moody's revised its outlook on the State's general obligation bonds to stable from positive. On April 29, 2003, Moody's reaffirmed it A2 rating and its stable outlook on the State's general obligation bonds. On April 30, 2003, Fitch Ratings reaffirmed its AA rating and its negative rating watch on the State's general obligation bonds.

New York City

  Overview

   The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

   The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2002 through 2006 fiscal years. Implementation of the financial plan is dependent upon the City's ability to market its securities successfully. The financial plan is also dependent on the financing capacity of the New York City Transitional Finance Authority (the "TFA"), which is currently authorized to have outstanding $2.5 billion in recovery bonds and notes. The City's program for financing capital projects for fiscal years 2002 through 2006 includes the anticipated issuance of approximately $13.6 billion of general obligation bonds and approximately $3.9 billion of bonds (excluding obligations issued to pay costs relating to the September 11 attacks) to be issued by the TFA. The City assumes that borrowings from the TFA and federal aid will pay in substantial part for the costs relating to the September 11 attacks. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes as well as those issued by the TFA and other City agencies.

  The 2003-07 Financial Plan

   As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. On November 18, 2002, the City took the unprecedented step of releasing two months early a detailed plan for closing a $6.4 billion gap between forecast revenues and expenses. This November plan was a modification to the financial plan submitted to the Control Board on June 26, 2002. Subsequently, on January 31, 2003, the City submitted to the Control Board its financial plan (the "City Financial Plan") setting forth projected revenues and expenses for operations for fiscal years 2003 through 2007. The City Financial Plan indicated that since November, agency cuts have been put in place and the City property tax has been increased, although not at the rate anticipated in the November plan. To achieve balanced budgets for 2003 and 2004, the City Financial Plan contains a gap-closing program that has been developed to eliminate the projected gaps of $486 million in 2003 and $3.4 billion in 2004. However, the recurring savings from implementation of the City Financial Plan will leave remaining gaps of $1.5 billion in fiscal 2005 and $2.0 billion in fiscal years 2006 and 2007, after $621 million of discretionary and other transfers to provide in fiscal year 2003 for debt service and other payments due in fiscal year 2004, and after implementation of the property tax increase and other gap closing actions. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

  Special Considerations

   The City Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases;
(iii) the ability of the City to implement cost reduction initiatives (including the July 18, 2002, announcement by the Mayor that was directed to the Office of Management and Budget to reserve 7.5% of City-funded spending to address projected gaps and provide reserves); and (iv) the impact of real estate market conditions. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the State Financial Plan and to the U.S. economy, as a whole, as discussed above.

   With respect to the impact of September 11 on the City, the City Financial Plan assumes that the City's costs relating to September 11 will be paid in substantial part from federal aid and funds provided by the TFA. The City is seeking to be reimbursed by the federal government for all of its direct costs (which are expected to be substantially lower than initially anticipated) for response and remediation of the World Trade Center site. The City also expects to receive federal funds for the costs of economic revitalization. The federal government has committed $21.4 billion for disaster assistance for New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. Included in the $21.4 billion is $5.5 billion allocated for redevelopment incentives for businesses located in the Liberty Zone (the area surrounding the World Trade Center site). In addition, the State legislature increased the financing capacity of the TFA by $2.5 billion to fund recovery costs and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal disaster aid. It is currently not possible to quantify the long-term adverse impact of September 11 on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources which will be required.

   Although the City has maintained balanced budgets in each of its last twenty-one fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base. It can be expected that the City Financial Plan will engender public debate, which will continue through the time the budget is scheduled to be adopted in June 2003, and it is possible that projected savings and revenues will not be realized. Accordingly, the City Financial Plan may be changed substantially by the time the budget for fiscal year 2004 is adopted.

   Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City's economy. Coming out of past recessions, the City has typically lagged the nation's recovery. This is largely due to the fact that the City's economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City's service sectors only picks up when a recovery is firmly in place. The current cycle is not expected to be any different. In addition to the employment declines, the City's economic woes over the past two years have been further compounded by the drastic decline in compensation on Wall Street, more severe than anticipated in previous forecasts. As a result, the forecast for wage income in the City shows declines for two consecutive years, unprecedented in recent times. Job growth in the City is not expected to begin until the fourth quarter of 2003, lagging the U.S. by three quarters, and even then growth is projected to be anemic. It is of little surprise, given the weak labor market and Wall Street's performance, that conditions in the City's commercial real estate market have significantly deteriorated. By the end of 2002, there were nearly 26 million square feet of primary office space available on the market, compared to 16 million square feet at the start of the year. With so much vacant space available for lease, landlords have been forced to lower rents considerably. With additional job losses anticipated, both the Downtown and Midtown primary office markets are expected to worsen in 2003.

  Ratings

   Standard & Poor's, Moody's and Fitch Ratings currently rate the City's outstanding general obligation bonds A, A2 and A+, respectively.

   On May 27, 2003, Standard & Poor's reaffirmed its A rating and revised its outlook from negative to stable on the City's general obligation bonds. On November 15, 2001, Moody's revised its outlook on the City's general obligation bonds to negative from uncertain due to the disruptive effects of September 11 on the City's economy and the effects of the national economic recession. On May 27, 2003, Moody's reaffirmed its A2 rating and its negative outlook on the City's general obligation bonds. In December 2002, Fitch Ratings issued a negative outlook on the City's general obligation bonds. On May 29, 2003, Fitch Ratings reaffirmed its A+ rating and its negative outlook on the City's general obligation bonds.

Litigation

   A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the State Financial Plan.

   The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2002, amounted to approximately $4.3 billion.

                                  INFORMATION

   The sources for the information presented above include official statements and financial statements from the State of New York. While the funds have not independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

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                                  APPENDIX F

Special Considerations Relating to Pennsylvania Municipal Obligations

  See Special Note prior to Appendix B

   Risk Factors--Potential purchasers of the Pennsylvania Portfolio should consider the fact that the fund's portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize the substantial risks associated with an investment in such securities. The following information is a brief summary of factors affecting the economy of the Commonwealth and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth, the latest of which is dated May 20, 2003. The fund has not independently verified the information. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and there is no responsibility on the part of the Commonwealth to make payments on such local obligations.

General Economic Conditions

   Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) has been in a surplus position during recent years, as of June 30, 2002, the General Fund was able to have an unappropriated surplus of $142.8 million only because of the utilization of most of the Tax Stabilization Reserve Fund (Rainy Day Fund) which had been accumulated during prior years. The utilization of the Rainy Day Fund offset unanticipated revenue shortfalls due to the economic downturn in fiscal year 2002. Through calendar years 2001 and 2002, economic growth in the United States and Pennsylvania was below the projections used to estimate the Commonwealth's fiscal year 2002 revenues, as the national economic recession during fiscal year 2002 was not anticipated in the budget estimates for that fiscal year.

   The Commonwealth's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities and could adversely affect the market value of the Bonds in the Pennsylvania Portfolio or the ability of the respective obligors to make payments of interest and principal due on such Bonds.

Indebtedness

   General Obligation Bonds. As of June 30, 2002, the Commonwealth had approximately $6.1 billion aggregate amount of its general obligation bonds outstanding. Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA with stable outlook by Standard & Poor's and Aa2 by Moody's.

   City of Philadelphia/PICA.   The Pennsylvania Intergovernmental Cooperation
Authority ("PICA") was created by Commonwealth legislation in 1991 to assist the City of Philadelphia in remedying its fiscal difficulties. PICA has issued specialty revenue bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA also makes factual findings and recommendations to the City concerning its budgetary and fiscal affairs. The City is currently operating under the five year plan approved by PICA in 2002. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's power to issue bonds to finance cash flow deficits expired on December 31, 1995, but its

                                      F-1

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authority to refund outstanding debt is unrestricted. PICA had approximately
$840.6 million in special tax revenue bonds outstanding as of June 30, 2002. Although there can be no assurance that such conditions will continue, Philadelphia's general bonds are currently rated BBB with stable outlook by Standard & Poor's and Baa1 by Moody's.

   Other Government Authorities and Organizations. Certain Local Government Authorities and Commonwealth agencies and authorities issue debt obligations for which the General Fund has no liability. The debt of these issuers is funded by assets of, or revenues derived from, the various projects financed or the particular issuer and is not a statutory or moral obligation of the Commonwealth.

Pending Litigation

   Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of January 1, 2003, suits relating to the following matters:

      (i) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Pennsylvania Supreme Court.

      (ii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense until approximately June 8, 2001. Since then, the Governor and the Mayor of Philadelphia entered into an agreement resulting in the Philadelphia School District being designated as distressed under the School Code. Prior to that agreement, the governmental plaintiffs and defendants requested a stay until the end of October 2001. Recently, the U.S. Supreme Court and the U.S. Court of Appeals for the Third Circuit decided cases that have likely affected the plaintiffs' claims. Based on these cases, it seems clear that the claims now presented by the plaintiffs cannot proceed as pled. However, no party has taken action to lift the stay. Based on statements made in 2001, the defendants anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the Civil Rights Act.

      (iii) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On November 30, 2001, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation to be eliminated from the capital stock/franchise tax. The Court also directed that the Commonwealth provide a retrospective remedy to taxpayers to include (1) refunds for taxpayers who suffered the discrimination, (2) additional assessments against taxpayers who benefited from the unlawful limitation, or (3) some combination of the two, provided that the remedy does not discriminate against interstate commerce. The General Assembly has enacted legislation that presumptively cures the constitutional problem beginning after January 1, 1999. Such legislation has no effect on the years involved in the litigation. PPG filed a petition for reconsideration which was denied on February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002, appears to be revenue neutral for

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

   in-state manufacturers. However, out of state manufacturers have appealed and such appeals remain pending.

      (iv) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer have appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000. On October 25, 2002, the court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth's statutory apportionment formula. Unisys has filed a petition for certiorari to the U.S. Supreme Court.

      (v) Twenty or more insurance companies have challenged the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premiums tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential range from $50 million to $300 million.

                                  INFORMATION

   The sources for the information presented above include official statements and financial statements from the Commonwealth of Pennsylvania. While the funds have not independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                                  APPENDIX G

Special Consideration Relating to Massachusetts Municipal Obligations

         RISK FACTORS INVESTING IN MASSACHUSETTS MUNICIPAL SECURITIES

   The Massachusetts Money Market Portfolio invests primarily in obligations of the Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") and its local governments, including counties, cities, townships, special districts, agencies, and authorities. As a result of this investment focus, events in Massachusetts are likely to affect the fund's investment performance. These events may include: --Public policy changes. --Economic and tax base erosion. --Limits on tax increases. --Budget deficits and other financial difficulties. --Changes in ratings assigned to municipal issuers.

   The Commonwealth of Massachusetts has a highly developed economy with a large service sector, particularly in health care, high technology, financial services and education. The economic downturn that began in 2001 has affected the high technology and financial services industries in Massachusetts and has resulted in increased unemployment and reduced tax revenue to the Commonwealth. However, since 1994, the unemployment rate in Massachusetts has remained below the national average.

   The Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 2002 on a GAAP basis, approximately 66.5% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately 26.8% of such revenues, with the remaining 6.7% provided from departmental revenues and transfers from non-budgeted funds.

   The Commonwealth faced significant declines in tax revenue receipts in 2001 and 2002. In 2003, tax revenue is projected to remain stable at this lower level or recover slowly. Budget shortfalls resulting from reduced tax revenue have required the Commonwealth to draw heavily upon accumulated reserve funds and to undertake reductions in spending on a broad variety of programs and services, including extending the state pension funding schedule and curtailing certain Medicaid benefits. Additional spending cuts have been proposed, including reductions of direct aid to local governments and further cutbacks in health and human services programs. The Commonwealth has also enacted tax increases to address budgetary insufficiency. Reserve funds remain available for appropriation if they are needed, but are not anticipated to be sufficient to balance the Commonwealth's budget in 2003 or 2004 without additional spending reductions or tax increases. The financial statements of the Commonwealth are available at the web site of the Comptroller of the Commonwealth located at http://www.massgov.com/osc/Reports/reportsfinancial.htm.

   Municipal revenues consist of taxes on real and personal property, distributions from the Commonwealth under a variety of programs and formulas, local receipts (including motor vehicle excise taxes, local option taxes, fines, licenses and permits, charges for utility and other services and investment income) and appropriations from other available funds (including general and dedicated reserve funds). Following the enactment in 1980 of the tax limitation initiative petition commonly known as Proposition 21/2, local governments have been forced to rely less on property taxes and more on other revenues, principally local aid, to support local programs and services. As a result of comprehensive education reform legislation enacted in June 1993, a large portion of local aid general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. There are also several specific local aid programs, such as highway construction, school building construction, and police education incentives.

   The Commonwealth maintains a commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue anticipation notes for operating purposes. The overall capacity of the Commonwealth's commercial paper program is currently $1.0 billion. The Commonwealth engaged in short-term borrowing in anticipation of revenue receipts for operating purposes periodically in 2002, and anticipates several cash flow borrowings for operating purposes during the remainder of 2003. The pattern of the Commonwealth's cash flow borrowings is largely the result of temporary cash imbalances caused by quarterly local aid payments to cities and towns, which total approximately $1.1 billion on the last day of each calendar quarter. All commercial paper of the Commonwealth issued for operating purposes in a fiscal year is required by state finance law to be paid not later than June 30 of such year.

   The Commonwealth is authorized to issue three types of debt directly--general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Boston Convention and Exhibition Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. As of January 1, 2003, the amount of Commonwealth long-term debt and debt related to general obligation contract assistance liabilities was $16.063 billion, consisting of approximately $13.567 billion of general obligation debt, $838 million of special obligation debt, $1.499 billion of federal grant anticipation notes and $159 million of debt related to general obligation contract assistance liabilities. Based on the United state census resident population estimate for Massachusetts for 2001, the per capita amount of such debt as of January 1, 2003 was $2,518.

   The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel Project, a major construction project that is expected to be completed in 2005. The total cost of the Central Artery/Ted Williams Tunnel Project was estimated to be $14.625 billion in the finance plan most recently submitted by the Commonwealth to federal oversight authorities. The federal government has capped its contribution to the project, and the full cost of future cost overruns, if any, will have to be paid by the Commonwealth or the Massachusetts Turnpike Authority.

   In addition to the long-term liabilities described above, the Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either general obligation contract assistance liabilities, budgetary contractual assistance liabilities or contingent liabilities. General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency and the Foxborough Industrial Development Financing Authority of 100% of the debt service of certain bonds issued by those authorities, as well as payments to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are not explicitly tied to debt service. Such liabilities constitute a pledge of the Commonwealth's credit for which a two-thirds vote of the Legislature is required. Budgetary contractual assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association, and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County and the grant agreements underlying the school building assistance program. Such liabilities do not constitute a pledge of the Commonwealth's credit. Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize.

                                  INFORMATION

   The sources for the information presented above include official statements and financial statements from the State of Massachusetts. While the funds have not independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                                  APPENDIX H

Special Considerations Relating to Municipal Obligations of the U.S. Virgin Islands and of Guam

                          VIRGIN ISLAND RISK FACTORS

   The United States Virgin Islands include St. Thomas, St. John and St. Croix. The islands are located in the Lesser Antilles, 1,100 miles east-southeast of Miami. Historically a center of sugar production and commerce, by the 1980s tourism had become the leading economic factor in the Virgin Islands. The Caribbean's most popular tourist destination, the Virgin Islands received over
2.5 million visitors in 2001, representing a 5% increase over 2000. Circumstances which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events and terrorist activities in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the Virgin Islands.

                                  INFORMATION

   The sources for the information presented above include official statements and financial statements from the U.S. Virgin Islands. While the funds have not independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                                     GUAM

                               GUAM RISK FACTORS

   Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles southeast of Japan. Guam's economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. A weakened Japanese economy has affected Guam's tourism sector. Public sector employment in Guam is significant with approximately 40% of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services. Guam has experienced U.S. military reductions, and it is unclear whether plans to increase tourism may succeed in limiting the negative effects of such reductions. The government of Guam has taken steps to improve its financial position, which include the development of local labor; however, there can be no assurances that an improvement will be realized.

                                  INFORMATION

   The sources for the information presented above include official statements and financial statements from Guam. While the funds have not independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                                  APPENDIX I

Special Considerations Relating to Puerto Rico Municipal Obligations

  See Special Note Prior to Appendix B

                           PUERTO RICO RISK FACTORS

   The fund may invest in obligations of the Commonwealth of Puerto Rico and its political subdivisions, agencies and instrumentalities that qualify as double tax-exempt Municipal Obligations.

   Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico ("Puerto Rico" or the "Commonwealth"). These bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During the fiscal year 2001 (July 2000 through June 2001), approximately 88% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 54% of Puerto Rico's imports. In fiscal year 2001, Puerto Rico experienced a $17.8 billion positive merchandise trade balance.

   Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Gross product increased from $32.3 billion in fiscal 1997 ($31.4 billion in 1996 prices) to $44.2 billion in fiscal 2001 ($35.3 billion in 1996 prices). This represents an increase of 36.7% from fiscal 1997 to 2001 (12.6% in 1996 prices). The Planning Board's gross product forecast for fiscal 2002, made in March 2002, projected an increase of 0.3% for fiscal 2002 and an increase of 2.7% for fiscal 2003. The performance of the economy during the fiscal 2002 was affected primarily by the performance of the United States economy, the level of transfer payments, and the level of oil prices and interest rates.

   Preliminary Revenues and Expenditures for Fiscal Year 2002 and Approved Budget for Fiscal Year 2003. For the fiscal year ended June 30, 2002, preliminary General Fund revenues were $7.50 billion, which is $540 million or 7.8% higher than General Fund revenues during fiscal year 2001, and $37 million higher than originally budgeted revenues for this period.

   Expenditures for the 2002 fiscal year, on the other hand, are estimated to be $7.64 billion, which is $140 million or 1.9% higher than the $7.50 billion estimated revised budget for the fiscal year, which revised budget is based on preliminary General Fund revenues for the fiscal year. The Commonwealth expects to cover these additional expenditures with $120 million of reserve funds from the Commonwealth's Budgetary Fund and with $20 million of unused funds from certain agencies that have operating surpluses.

   The approved budget for fiscal year 2003 (which commenced on July 1, 2002) includes General Fund expenditures of $7.84 billion, which is $373 million or 5.0% higher than the $7.47 billion originally budgeted for fiscal year 2002. General Fund revenues for fiscal year 2003 are projected to be $7.84 billion.

   Ratings. On May 30, 2002, Standard & Poor's lowered the Commonwealth's debt rating from "A" to "A-." Standard & Poor's stated that the downgrade reflected five years of deficit operations and the use of deficit financing and back loading of debt to eliminate a large accumulated operating deficit. On December 11, 2002, Standard & Poor's also placed its ratings and underlying ratings on the Commonwealth's outstanding debt on Credit Watch with negative implications, reflecting concerns of the Commonwealth's general ability to enforce appropriate accounting, fiscal and management controls.

   The preceding discussion provides only a brief summary of economic factors that may affect the market values of Puerto Rico municipal obligations.

   There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations. The information provided in this section is largely based on information drawn from Official Statements relating to securities offerings of Puerto Rico municipal obligations as of the date of this SAI. The funds have not independently verified the accuracy and completeness of the information contained in such Official Statements.

                                  INFORMATION

   The sources for the information presented above include official statements and financial statements from Puerto Rico. While the funds have not independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                     PROXY VOTING POLICIES AND PROCEDURES

   The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                      J-2